UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Arlington Asset Investment Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ARLINGTON ASSET INVESTMENT CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2010

To the Shareholders

of Arlington Asset Investment Corp.:

The annual meeting of shareholders of Arlington Asset Investment Corp., a Virginia corporation (the “Company”), will be held at the Marriott Key Bridge, 1401 Lee Highway, Arlington, Virginia 22209, on Monday, June 2, 2010, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect the six directors who have been nominated by our Board of Directors to serve for a term of one year each.

2.	To approve the Company’s Shareholder Rights Plan, which was adopted in an effort to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards, net capital loss carryforwards and built-in losses under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended.

3.	To approve the Company’s 2010 Long-Term Incentive Plan.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010.

5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only holders of the Company’s Class A and Class B common stock outstanding at the close of business on the record date, April 5, 2010, are entitled to notice of, and to vote at, the annual meeting. Holders of the Company’s Class A and Class B common stock outstanding at the close of business on the record date will vote together as a single group on all matters at the annual meeting. A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the annual meeting at the Company’s principal executive office, which is located at 1001 Nineteenth Street North, Arlington, Virginia 22209.

Whether or not you plan to attend the annual meeting, it is important that your shares are represented and voted. You may authorize your proxy over the Internet or by telephone as described on the proxy card attached to the accompanying proxy statement. Alternatively, you may authorize your proxy and instruct the proxies named in the proxy card attached to the proxy statement accompanying this notice how to vote by signing and returning the proxy card in the envelope provided. If you hold your shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee that you must follow in order to provide voting instructions to your nominee, or you may contact your nominee directly to request these instructions.

By Order of the Board of Directors

D. Scott Parish

Corporate Secretary

Arlington, Virginia

April 29, 2010

ARLINGTON ASSET INVESTMENT CORP.

1001 Nineteenth Street North

Arlington, Virginia 22209

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 2, 2010

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

On October 6, 2009, we effected a 1-for-20 reverse stock split of our Class A and Class B common stock. All share amounts, per share amounts and share prices reflected throughout this proxy statement have been adjusted to reflect the reverse stock split, unless otherwise noted.

The Solicitation of Proxies

The Board of Directors of Arlington Asset Investment Corp. (“we,” “us,” “our” or the “Company”) is soliciting proxies in connection with the 2010 annual meeting of shareholders to be held on June 2, 2010. The mailing address of our principal executive office is 1001 Nineteenth Street North, Arlington, Virginia 22209. Our definitive proxy materials, including this proxy statement and the accompanying proxy card, together with the Notice of Annual Meeting of Shareholders and a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, are first being mailed to shareholders on or about April 30, 2010.

The solicitation of proxies is being made primarily by the use of standard mail. The cost of preparing and mailing this proxy statement and accompanying proxy materials, and the cost of any supplementary solicitations, which may be made by standard mail, e-mail, telephone or personally by our directors, officers or employees, will be borne by us. None of our directors, officers or employees will receive any additional or special compensation for soliciting your proxy. In addition, we have retained The Altman Group, Inc. to assist us in the solicitation of proxies. We will pay The Altman Group, Inc. a proxy solicitation fee in the amount of $7,500 for its services in connection with the solicitation of proxies. We will also reimburse The Altman Group, Inc. for its reasonable out-of-pocket costs and expenses incurred in connection with the solicitation of proxies. We will, on request, reimburse brokers, banks and other nominees for their reasonable expenses in sending our proxy materials and voting instruction forms to “street name” holders to obtain their voting instructions.

Matters to be Presented

At the annual meeting, shareholders will consider and vote on:

•	the election of the six directors who have been nominated by our Board of Directors to serve for a term of one year each;

•

a proposal to approve the Company’s Shareholder Rights Plan (“Rights Plan”), which was adopted in an effort to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards, net capital loss carryforwards and built-in losses under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended;

•	a proposal to approve the Company’s 2010 Long-Term Incentive Plan; and

•	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010.

We are not aware of any other matters to be presented at the annual meeting. If any other matters are properly presented at the annual meeting, the proxies will vote your shares, if authorized, in accordance with the recommendation of our Board of Directors or use their own judgment to determine how to vote your shares.

Who Can Vote

You are entitled to vote at the annual meeting if our records show that you held shares of our Class A or Class B common stock as of the close of business on the record date, April 5, 2010. At the close of business on the record date, 7,346,255 shares of our Class A common stock and 566,112 shares of our Class B common stock were outstanding. Holders of our Class A and Class B common stock will vote together as a single group on all matters presented at the annual meeting. Each share of our Class A common stock is entitled to one vote per share. Each share of our Class B common stock is entitled to three votes per share.

How to Vote

If you are a shareholder of record, you have three options for voting before the annual meeting. You may authorize your proxy over the Internet or by telephone as described on the proxy card accompanying this proxy statement. Alternatively, you may authorize your proxy and instruct the proxies named in the proxy card how to vote by signing and returning the proxy card in the envelope provided. Once you authorize your proxy, you may revoke your proxy by executing and delivering to us a later dated proxy card, by subsequently authorizing your proxy over the Internet or by telephone, by sending a written revocation of your proxy to our Corporate Secretary at our principal executive office or by attending the annual meeting and voting in person.

If you hold your shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee that you must follow in order to provide voting instructions to your nominee, or you may contact your nominee directly to request these instructions. If you hold your shares in “street name,” you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Attending the Annual Meeting in Person

If you are a shareholder of record, you may vote your shares at the annual meeting if you attend in person. If you would like to attend the annual meeting in person, you will need to bring valid photo identification and an account statement or other evidence acceptable to us of ownership of your shares as of the close of business on the record date. If you hold your shares in “street name” and wish to vote in person at the annual meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the annual meeting. Even if you plan to attend the annual meeting, we encourage you to vote your shares before the meeting via the Internet, by telephone or by mail.

Quorum Requirement

A majority of the outstanding shares of our Class A and Class B common stock as of the close of business on the record date, represented in person or by proxy, constitutes a quorum. A quorum is required to conduct the annual meeting. If you have (1) authorized your proxy over the Internet or by telephone or by signing and returning the proxy card and you have not revoked your proxy or (2) you attend the annual meeting and vote in person, your shares will be counted for the purpose of determining whether there is a quorum. Abstentions and shares held by brokers, banks or nominees that are voted on any matter will be included in determining whether a quorum is present.

Discretionary Authority to Vote Shares Held in “Street Name”

If you hold your shares in “street name” through a brokerage account, your broker may or may not vote your shares in its discretion in the absence of your voting instructions depending on the proposal before the meeting. Under the rules of the New York Stock Exchange (the “NYSE”), your broker may vote your shares in its discretion on “routine” matters. The proposal to approve the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is considered a “routine” matter on which brokers may vote if no voting instructions are furnished.

In a change from prior years, as a result of amendments to NYSE rules, the proposal to elect directors is a non-routine matter for which brokers do not have discretionary voting power and for which specific instructions from beneficial owners are required. Furthermore, the proposal to approve our Rights Plan and the proposal to approve our 2010 Long-Term Incentive Plan are non-routine matters for which specific instructions from beneficial owners are required. As a result, brokers are not allowed to vote on the election of directors, the proposal to approve our Rights Plan or the proposal to approve our 2010 Long-Term Incentive Plan on behalf of their beneficial owner customers if the customers do not return specific voting instructions. Shares held in “street name” that are not voted due to a lack of discretionary authority are referred to as “broker non-votes.”

Vote Required for Each Matter to be Presented at the Annual Meeting

If a quorum is present at the annual meeting, directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. Votes withheld and broker non-votes are not treated as votes cast and thus will have no effect on the outcome of the vote on the election of directors.

If a quorum is present, the proposals with respect to the Rights Plan and the 2010 Long-Term Incentive Plan will be approved if the votes cast in favor of each of these proposals exceed the votes cast opposing such proposals. Abstentions and broker non-votes are not treated as votes cast and thus will have no effect on the outcome of a vote on these proposals. The NYSE has taken the position that the 2010 Long-Term Incentive Plan must be approved by a majority of votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all shares entitled to vote on the proposal.

If a quorum is present, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Abstentions are not treated as votes cast and thus will have no effect on the outcome of the vote on this proposal. Brokers may vote in their discretion on the proposal to ratify the appointment of PricewaterhouseCoopers LLP on behalf of clients who have not furnished voting instructions. As a result, broker non-votes will not arise in connection with, and thus will have no effect on, such matter.

Board Recommendation

The Board of Directors recommends that you vote:

•	“FOR” the election of each nominee for director,

•	“FOR” the approval of the Rights Plan,

•	“FOR” the approval of the 2010 Long-Term Incentive Plan and

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010.

Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all nominees for director, “FOR” approval of the Rights Plan, “FOR” approval of the 2010 Long-Term Incentive Plan and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP.

Annual Report on Form 10-K for the Year Ended December 31, 2009

A copy of our Annual Report on Form 10-K for the year ended December 31, 2009, including our consolidated financial statements and the notes thereto, is enclosed with this proxy statement. Our Annual Report on Form 10-K for the year ended December 31, 2009 is also available online on our website at www.arlingtonasset.com under “SEC Filings.” For additional printed copies of our Annual Report on Form 10-K for the year ended December 31, 2009, please contact our Investor Relations department in writing c/o Arlington Asset Investment Corp., 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Investor Relations. Shareholders may also contact our Investor Relations department by telephone at (703) 373-0200 or by e-mail at ir@arlingtonasset.com.

Electronic Delivery of Proxy Materials

You may access this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2009 on our Internet website at www.arlingtonasset.com under “Investor Relations.” If you would like to reduce our costs of printing and mailing proxy materials for next year’s annual meeting of shareholders, you can opt to receive all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via e-mail or the Internet rather than in printed form. If you hold shares of our common stock in your own name as a holder of record, you may sign up for electronic delivery of future proxy materials by contacting American Stock Transfer & Trust Company and following their procedure. Electronic delivery will continue in future years until you revoke your election by sending a written request to the Corporate Secretary at the following address: Arlington Asset Investment Corp., 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Corporate Secretary. If you are a “street name” shareholder who wishes to register for electronic delivery of future proxy materials, you should review the information provided in the proxy materials mailed to you by your broker, bank or other nominee. If you have agreed to electronic delivery of proxy materials and Annual Reports on Form 10-K to shareholders, but wish to receive printed copies, please contact the Corporate Secretary at the address provided above or your nominee in accordance with its procedures.

Shareholder Proposals and Nominations for the 2011 Annual Meeting

Shareholders may submit proposals for inclusion in our proxy statement for our 2011 annual meeting of shareholders, nominate individuals for election at our 2011 annual meeting and propose other business for consideration by our shareholders at our 2011 annual meeting. The following describes certain procedures and deadlines applicable to these shareholder proposals:

•

Shareholder Proposals for Inclusion in 2011 Proxy Statement. Under Securities and Exchange Commission (“SEC”) rules, proposals that shareholders seek to have included in the proxy statement for our 2011 annual meeting of shareholders must be received by the Corporate Secretary no later than December 29, 2010.

•

Other Shareholder Proposals and Nominations. Our Bylaws, which are available on our website as discussed below, govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in our proxy statement for that meeting. Under our Bylaws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a shareholder entitled to vote who has delivered a notice to the Corporate Secretary no later than the close of business on March 4, 2011, and no earlier than February 2, 2011. The notice must contain the information required by our Bylaws.

The advance notice provisions in our Bylaws are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. Copies of our Bylaws are available on our website at www.arlingtonasset.com under “Corporate Governance,” or may be obtained from the Corporate Secretary at the address shown above under “—Electronic Delivery of Proxy Materials.”

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Six directors will be elected at the annual meeting. If elected, these directors will serve for a one-year term expiring at the 2011 annual meeting of shareholders. The Nominating and Governance Committee has recommended for nomination, and the Board of Directors has nominated for re-election, each of the nominees listed below under the heading “—Nominees for Election as Directors.” All of the nominees currently are serving as members of our Board of Directors. Each nominee has agreed to be named in this proxy statement and to serve if elected. On April 14, 2010, John T. Wall, who has served as a director of our Company since October 2002, notified the Board of his determination not to stand for re-election at the annual meeting, due to personal health reasons. As a result, Mr. Wall’s term as a director will expire at the annual meeting.

As previously disclosed, on April 12, 2010, the Board of Directors amended our Bylaws to fix the number of directors of the Company at seven until the annual meeting, at which time the number of directors will automatically decrease to six.

Although we know of no reason why any of the nominees for director listed below would not be able to serve, if unforeseen circumstances (e.g., death or disability) make it necessary for the Board of Directors to propose a substitute nominee for any of the nominees named below and you have authorized the proxies to vote your shares for the election of the nominees named below, the proxies will vote your shares for that substitute nominee. Proxies cannot be voted at the annual meeting for more than these six nominees, except as described above.

Unless you direct otherwise in the proxy card, the persons named as proxies in the proxy card will vote your proxy “FOR” the election of each of the nominees listed below. If a quorum is present at the annual meeting, directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. Cumulative voting is not permitted in the election of directors.

Nominees for Election as Directors

ERIC F. BILLINGS, age 57, is our Chairman and Chief Executive Officer. Since co-founding our company as FBR Group in 1989, he has continuously served as a director. He served as Vice Chairman and Chief Operating Officer from 1989 to 1999, Vice Chairman and Co-Chief Executive Officer from 1999 to April 2003 and Co-Chairman and Co-Chief Executive Officer from April 2003 to April 2005. He was appointed Chairman and Chief Executive Officer on April 28, 2005. Mr. Billings also serves as Chairman of FBR Capital Markets Corporation (“FBR Capital Markets”), a publicly traded investment banking, institutional brokerage and asset management firm, a position he has held since its formation in 2006. From 2006 to 2008 Mr. Billings also served as the Chief Executive Officer of FBR Capital Markets. In addition, he concurrently holds the position of Senior Managing Partner and Co-Portfolio Manager of Billings Capital Management, LLC, an investment management company he runs with his sons. Mr. Billings serves on the Board of Visitors and the Center for Financial Policy Advisory Board at the University of Maryland’s Robert H. Smith School of Business. He also sits on the Leadership Council of the Board of Boys and Girls Clubs of Greater Washington.

The Board of Directors determined that Mr. Billings’ qualifications to serve as a director include his more than 30 years of career investment experience and his extensive knowledge of the environment in which we operate due, in part, to his senior management positions with our Company since its founding over 20 years ago. Further, his past and present senior management positions with FBR Capital Markets and Billings Capital Management, LLC, provide him with additional business and leadership experience in the areas of investment banking, institutional brokerage and asset management. Mr. Billings also serves as Chairman of the Board of FBR Capital Markets, which provides him with additional leadership and consensus-building skills to guide the Board, as well as exposure to an array of best practices.

DANIEL J. ALTOBELLO, age 69, has served as a director of our company since June 2000. Since October 2000, Mr. Altobello, Chairman of Altobello Family LP, has been a private investor and active board member of several companies. From September 1995 until October 2000, Mr. Altobello was the Chairman of Onex Food Services, Inc., the parent of Caterair International, Inc. and LSG/SKY Chefs. He is a member of the boards of directors of DiamondRock Hospitality Company, JER Investors Trust, Inc. and Mesa Air Group. Mr. Altobello serves on the advisory board of Thayer Hidden Creek Partners. Mr. Altobello is also a trustee of Loyola Foundation, Inc.

The Board of Directors determined that Mr. Altobello’s qualifications to serve as a director include his notable business and leadership experience in the areas of specialty finance and real estate through his service as a director of DiamondRock Hospitality Company and JER Investors Trust, Inc. He also has experience in the areas of airlines and food service distribution, due to his past position as Chairman of Onex Food Services, Inc. and his current position as a director of Mesa Air Group. His past and present service on multiple public and private company boards can be invaluable to Board and Company operations.

PETER A. GALLAGHER, age 69, served as a director of FBR Asset Investment Corporation, a predecessor of our company, since August 2000 and, upon the merger that formed our company in March 2003, he became a director of our company. Mr. Gallagher retired in May 2004 as the President and Chief Executive Officer of America’s Promise-the Alliance for Youth, a non-profit organization dedicated to building the character and competence of America’s youth, in which capacity he had served since July 1997. From 1994 through 1996, Mr. Gallagher served as Chief Executive Officer of Source One Financial Services, Inc., and from l989 through 1993 he served as Senior Vice President of AT&T Consumer Affairs. Mr. Gallagher has also served as a member of the Board of Trustees of Pew Charitable Trust-Partnership for Civic Change, VHA Health Foundation, Inc., and the National Assembly of Health and Human Service Organizations, and from 1996 through 1999 he served as Vice Chairman of the District of Columbia Emergency Board of Education.

The Board of Directors determined that Mr. Gallagher’s qualifications to serve as a director include his significant business experience in the areas of loan origination finance services through his past senior management position with Source One Financial Services, Inc. He also has experience n the area of telecommunications services through his past management position with AT&T. He complements his business experience with experience gained through his past position as President and Chief Executive Officer of America’s Promise—the Alliance for Youth, and through his service on the boards of several other non-profit organizations.

RALPH S. MICHAEL, III, age 55, has served as a director of our company since 2006. He served as President and Chief Operating Officer of The Ohio Casualty Insurance Company from 2005 to November 2007. From 2003 to 2005 he was Executive Vice President and Manager of Private Asset Management and held other positions with U.S. Bank. From 1979 to 2002 he held various executive and management positions with PNC Financial Services Group. Mr. Michael is a director of AK Steel Corporation, Key Energy Services, Inc., Cincinnati Bengals, Inc. and FBR Capital Markets. He is also a trustee of Xavier University (Ohio). Mr. Michael recently retired from the board of Ohio Casualty Corp.

The Board of Directors determined that Mr. Michael’s qualifications to serve as a director include the broad business and finance background obtained through his more than 30 years experience working in financial services, much of which has been in executive management positions, as well as his extensive experience as a corporate board member, including his service on our and other companies’ audit committees, all of which have designated him as an “audit committee financial expert.”

WALLACE L. TIMMENY, age 72, has served as a director of our company since December 1997. From 1979 to April 2007, Mr. Timmeny was a securities attorney in private practice, most recently as a partner in the Washington, D.C. office of Dechert LLP, from 1996 until his retirement from Dechert LLP in April 2007. From 1965 to 1979, Mr. Timmeny was an attorney with the SEC and ultimately the Deputy Director of the Division of Enforcement of the SEC. Mr. Timmeny has served as an adjunct professor at American University School of Law, George Mason University School of Law and Georgetown University School of Law. Mr. Timmeny is a past chairman of the Executive Council of the Securities Law Committee of the Federal Bar Association. Mr. Timmeny is a director of Waste Services, Inc.

The Board of Directors determined that Mr. Timmeny’s qualifications to serve as a director include his more than 40 years of carrier experience as a securities attorney with the law firm of Dechert LLP and as the Deputy Director of the Division of Enforcement of the SEC, serves as an important resource to the Board with regard to legal and regulatory matters, such as insider trading, corporate governance, financial reporting and internal controls. His current and historical service as a board member of public companies, including Waste Services, Inc, is also beneficial to the Company.

J. ROCK TONKEL, JR., age 47, has served as a director of our company since March 2007. He serves as our President and Chief Operating Officer, a position he assumed in February 2007. From April 2004 to February 2007, Mr. Tonkel served as President and Head of Investment Banking at Friedman, Billings, Ramsey & Co., Inc. (currently a subsidiary of FBR Capital Markets) with responsibility over the investment banking unit operated by our affiliates. Prior to that, Mr. Tonkel served as Executive Vice President and Head of Investment Banking, a position he assumed in February 2002. Mr. Tonkel joined Friedman, Billings, Ramsey & Co., Inc. in 1994 as Managing Director of the financial institutions investment banking group.

The Board of Directors determined that Mr. Tonkel’s qualifications to serve as a director include his 25 years of experience in financial services companies, the mortgage industry, the investment banking industry, his experience in capital markets, as well as his expertise in public and private company finance. Further, his past positions as President and Head of Investment Banking at Friedman, Billings, Ramsey & Co., Inc. and as Managing Director of Friedman, Billings, Ramsey & Co., Inc.’s financial institutions investment banking group provide him with additional business and leadership experience in key areas of the investment and asset management industry.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF EACH

OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

SHAREHOLDER RIGHTS PLAN

Our shareholders are being asked to approve the Shareholder Rights Plan (“Rights Plan”) that our Board of Directors adopted in an effort to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (“NOLs”), net capital loss carryforwards (“NCLs”) and built-in losses under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As of March 31, 2010, our NOLs and NCLs were in excess of $800 million. The Rights Plan is intended to reduce the risk of a substantial loss of potential tax benefits arising from our NOLs, NCLs and certain other tax attributes. Our Board has unanimously recommended and declared advisable that our shareholders approve the Rights Plan.

Background and Purpose of the Rights Plan

On June 1, 2009, our Board of Directors adopted the Rights Plan and declared a dividend of one preferred share purchase right (“Right”) for each outstanding share of the Company’s Class A common stock and Class B common stock, payable to shareholders of record as of the close of business on June 5, 2009. The Board adopted the Rights Plan in an effort to protect against a possible limitation on the Company’s ability to use its NOLs, NCLs and built-in losses under Sections 382 and 383 of the Internal Revenue Code, which may be used to reduce potential future federal income tax obligations. The Company’s ability to use its NOLs, NCLs and built-in losses would be limited if there was an “ownership change” under Section 382 of the Internal Revenue Code. This would occur if shareholders owning (or deemed under Section 382 to own) 5% or more of the Company’s stock increase their collective ownership of the aggregate amount of outstanding shares of the Company by more than 50 percentage points over a defined period of time. The Rights Plan was adopted to reduce the likelihood of an “ownership change” occurring as defined by Section 382.

Under the Rights Plan, shareholder approval is required by June 4, 2010, which is one year from the date of effectiveness of the Rights Plan, or the Rights Plan will automatically expire on that date. The proposal with respect to the Rights Plan will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

The following description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this proxy statement as Annex A. You are urged to carefully read the Rights Plan in its entirety as the description below is only a summary.

Description of Rights Plan

The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of the Company’s outstanding Class A common stock (an “Acquiring Person”) without the approval of the Board. Shareholders who owned 4.9% or more of the Company’s outstanding Class A common stock as of the close of business on June 5, 2009 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire additional shares so that they own 4.9% or more of the Class A common stock. The Rights Plan does not exempt any future acquisitions of Class A common stock by such persons. Any Rights held by an Acquiring Person are void and may not be exercised. No Person shall be an Acquiring Person unless the Board shall have affirmatively determined, in its sole and absolute discretion, within ten (10) business days (or such later time as the Board may determine) after such person has otherwise met the requirements of becoming an Acquiring Person, that such person shall be an Acquiring Person.

The Rights. The Board authorized the issuance of one Right per each outstanding share of the Company’s Class A common stock and Class B common stock payable to shareholders of record as of the close of business on June 5, 2009. Pursuant to an adjustment mechanism set forth in the Rights Plan, immediately following the effective time of the 1-for-20 reverse stock split that we effected in October 2009, the number of rights associated with and trading with each post-split share of Class A and Class B common stock was increased. Each post-split share of Class A and Class B common stock is now associated with, and now trades with, 20 rights. Subject to the terms, provisions and conditions of the Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one ten-thousandth of a share of Series A Junior Preferred Stock for a purchase price of $3.00, subject to adjustment in accordance with the terms of the Rights Plan (the “Purchase Price”). If issued, each fractional share of preferred stock would give the shareholder approximately the same dividend, voting and liquidation rights as does one share of the Company’s Class A common stock. However, prior to exercise, a Right does not give its holder any rights as a shareholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The Rights will generally not be exercisable until the earlier of (i) 10 business days after a public announcement by the Company that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% or more of the Class A common stock. The date that the Rights may first become exercisable is referred to as the “Distribution Date.” Until the Distribution Date, the Class A common stock and Class B common stock certificates will evidence the Rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock.

After the Distribution Date and following a determination by the Board that a person is an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a market value of two times the Purchase Price.

Exchange. After the Distribution Date and following a determination by the Board that a person is an Acquiring Person, the Board may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Class A common stock or Class B common stock, as the case may be, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar Rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The Rights and the Rights Plan will expire on the earliest of (i) June 4, 2019, (ii) the time at which the Rights are redeemed pursuant to the Rights Plan, (iii) the time at which the Rights are exchanged pursuant to the Rights Plan, (iv) the repeal of Sections 382 and 383 of the Internal Revenue Code or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of the applicable tax benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no applicable tax benefits may be carried forward and (vi) the close of business on June 4, 2010 if approval of the Rights Plan by the Company’s shareholders has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the preferred shares, the number of preferred shares issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a forward or reverse stock split or a reclassification of the preferred shares or Class A common stock or Class B common stock. No adjustments to the Purchase Price of less than 1% will be made.

Amendments. Before the Distribution Date, the Board may amend or supplement the Rights Plan without the consent of the holders of the Rights. After the Distribution Date, the Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect, in any material respect, any Rights holder and do not result in the Rights again becoming redeemable, and no such amendment may cause the Rights again to become redeemable or cause this Rights Plan again to become amendable other than in accordance with the applicable timing of the Rights Plan.

Anti-Takeover Effects

Our Board unanimously recommends that the Rights Plan be approved for the reasons set forth in this proxy statement. You should be aware, however, that the Rights Plan may have anti-takeover effects in that, subject to the limitations set forth above, it will restrict the ability of a person or entity or group to accumulate our common stock such that they become an owner of 4.9% or more of the Company’s outstanding Class A common stock. Although the Rights Plan is designed as a protective measure to preserve and protect our NOLs, NCLs and certain other tax attributes, the Rights Plan may, if our Board does not grant an exemption, have the effect of impeding or discouraging an acquisition of common stock tender offer or other transaction, even if such a transaction may be favorable to the interests of some or all of our shareholders. This might prevent our common shareholders from realizing an opportunity to sell all or a portion of their shares of our stock at higher than market prices. In addition, the Rights Plan may impede the assumption of control by a holder of a large block of common stock and the removal of incumbent directors and management, even if such removal may be beneficial to all of our shareholders.

The Rights Plan was not adopted in response to any effort that we are aware of to accumulate our common stock or to obtain control of our Company. Our Board considers the Rights Plan to be reasonable and in the best interests of our Company and our shareholders because the Rights Plan reduces certain of the risks that we will be unable to utilize our available NOLs, NCLs and certain other tax attributes. In the opinion of our Board, the fundamental importance to us and our shareholders of maintaining the availability of the NOLs, NCLs and certain other tax attributes is a more significant consideration than any indirect anti-takeover effect the Rights Plan may have.

THE BOARD OF DIRECTORS RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL

OF THE RIGHTS PLAN.

PROPOSAL NO. 3

2010 LONG-TERM INCENTIVE PLAN

On April 12, 2010, the Board of Directors adopted the Arlington Asset Investment Corp. 2010 Long-Term Incentive Plan (the “Plan”), subject to approval by the Company’s shareholders at the annual meeting. The Board of Directors is unanimously recommending this proposal because it believes strongly in encouraging selected employees, directors, consultants and advisors of the Company and its affiliates to acquire a proprietary and vested interest in the growth and performance of the Company. Stock-based incentives granted under the Plan will help to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders. In addition, the Plan will enable the Company to continue to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

The Plan replaces the Company’s 2004 Long-Term Incentive Plan (the “2004 Plan”). If the Plan is approved by the majority of shareholders, no additional grants will be made under the 2004 Plan.

If the proposal is not approved by shareholders, awards would continue to be granted pursuant to the 2004 Plan; however, the Company would have insufficient shares remaining under the 2004 Plan to address its overall compensation needs in the future.

Description of the Plan

A summary of the significant features of the Plan, assuming shareholder approval at the annual meeting, is provided below, but is qualified in its entirety by the full text of the Plan attached as Annex B to this proxy statement.

Administration and Eligibility

Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”), in its discretion. The Committee has the authority to select individuals to whom awards are granted, to determine the types of awards and the number of shares covered, and to set the terms, conditions, and provisions of such awards and to cancel or suspend awards. The Committee is authorized to interpret the Plan and to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations which may be necessary or advisable for the administration of the Plan.

The Committee has the authority to grant the following types of awards under the Plan: options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, and/or other stock-based awards. Each of these awards may be granted alone or together with other awards under the Plan and/or cash awards outside the Plan.

Persons Eligible for Grants. Employees and directors of the Company and its affiliates are eligible to participate in the Plan. In addition, consultants, advisors and independent contractors who provide bona fide services to the Company are also eligible to participate. As of March 31, 2010, there were approximately 15 persons eligible to participate in the Plan.

Shares Subject to the Plan

Shares of Class A common stock may be issued under the Plan. The maximum number of shares authorized for issuance under the Plan is equal to 500,000 shares plus any remaining shares available for issuance under the 2004 Plan, the FBR Stock and Annual Incentive Plan and the Company’s Non-Employee Director Stock Compensation Plan (the “Prior Plans”). As of March 31, 2010, approximately 45,170 shares remained available for grants under the Prior Plans. The shares deliverable under the Plan may consist in whole or in part of treasury shares or authorized but unissued shares. If an award under either the Plan or any award made under the Prior

Plans that is outstanding on the date shareholders approve the Plan expires, or is canceled, terminated, forfeited or otherwise settled without the issuance of shares subject to such award, those shares will be available for future grants under the Plan. Shares that are delivered to the Company, either actually or by attestation, in payment of the exercise price for any option granted under the Plan or any outstanding option granted under the Prior Plans, or any shares that are delivered or withheld to satisfy tax withholding obligations arising from awards under the Plan, or any outstanding awards made under the Prior Plans, will also be available for future grant under the Plan.

Also, substitute awards, i.e., awards issued in assumption of, or in substitution for, awards previously granted by a company that is acquired by the Company or that the other company is obligated to make in the future, shall not reduce the shares authorized for issuance under the Plan or authorized for grant to a participant in any calendar year. In the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan, those shares may be used for awards under the Plan and will not reduce the shares that may be delivered under the Plan provided the awards are only made to individuals who were then eligible for awards under that pre-existing plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, extraordinary cash dividend or similar transaction or other change in corporate structure affecting the shares, the Board will make appropriate adjustments in the number and kind of shares that may be issued in the future and in the terms of all outstanding grants made before the event; provided, however, that the number of shares subject to any award shall always be a whole number.

Stock Options

The Committee may grant options under the Plan. The exercise price of an option granted under the Plan will not be less than 100% of the fair market value of the share on the date of the grant. Options will be exercisable at the time or times and subject to the terms and conditions determined by the Committee. Except in certain circumstances related to a Change of Control (as defined in the Plan) or related to a participant’s death or disability, an option may not be exercised before the expiration of one year from grant nor more than ten years after grant. A participant exercising an option may pay the exercise price in cash, previously acquired shares (either actually or by attestation) or delivery of other consideration having a fair market value on the exercise date equal to the total option price, or by any combination of the foregoing, as the Committee may specify in the applicable award agreement. The Company may not reprice option grants, including the cancellation of an existing grant followed by a replacement grant of a lower-priced option or another type of award, without the express approval of shareholders. The Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of options held by participants whose employment with the Company terminates by reason of death, disability, retirement, for cause or otherwise.

Stock Appreciation Rights

The Committee may grant an SAR in conjunction with an option or other award granted under the Plan (a “tandem SAR”) or independent of any option (a “freestanding SAR”). An SAR granted in tandem with an option will terminate and will no longer be exercisable upon the termination or exercise of the related option. Such tandem SAR may be exercised by a participant at the time or times and to the extent the related option is exercisable by surrendering the applicable portion of the related option in accordance with procedures established by the Committee. Upon exercise, an SAR granted in tandem with an option permits the participant to receive cash, shares, or a combination of cash or shares, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share on the date of exercise over the per share exercise price of the related option, multiplied by the number of shares with respect to which the tandem SAR is exercised.

A freestanding SAR may not have a term of greater than ten years nor an exercise price less than 100% of the fair market value of the share on the date of the grant. The exercise price may not be reduced or reset, including the cancellation of an existing grant followed by a replacement grant of a lower-priced SAR or another type of award, without express approval of shareholders. The Committee may determine exercisability restrictions on freestanding SARs at the time of grant. Upon exercise, a freestanding SAR permits the holder to receive cash, shares, or a combination of cash or shares, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share on the date of exercise over the exercise price, multiplied by the number of shares with respect to which the freestanding SAR is exercised.

The Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of SARs held by an individual whose employment with the Company terminates by reason of death, disability, retirement, for cause or otherwise.

Restricted Stock and Restricted Stock Units

The Committee may also award restricted stock and restricted stock units under the Plan. The award agreement will set forth a specified period of time (the “Restriction Period”), during which an award of restricted stock or restricted stock units will remain subject to forfeiture or restrictions on transfer. Except for certain limited situations, such as death, disability, retirement or Change of Control (as defined in the Plan), the Restriction Period, shall not be less than three years, but permitting pro-rata vesting during such period. During the Restriction Period, the participant who is granted Restricted Stock will generally have all the rights of a shareholder, including the right to vote the shares and the right to receive dividends, unless the Committee shall determine otherwise. Restricted stock units may be granted with the right to receive dividend equivalent rights, i.e., the right to receive payments, on a current or deferred basis, equal to the dividends paid on shares of common stock during the Restriction Period. Noncash dividends paid on shares of restricted stock and corresponding dividend equivalents paid on restricted stock units will be subject to the same vesting requirements as the underlying award. In addition, if the vesting of restricted stock or restricted stock units is conditioned on the satisfaction of performance objectives, dividends paid on the restricted stock and dividend equivalents payable on the restricted stock units will be accumulated and paid after, and then only to the extent that, the performance objectives are achieved. Except as determined otherwise by the Committee, restricted stock and restricted stock units will be forfeited by the participant and reacquired by the Company upon termination of employment or services for any reason during the Restriction Period.

Other Stock-Based Awards

The Committee may also grant other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or securities convertible into shares either alone or in addition to other awards granted under the Plan. Such other stock-based awards shall also be available as a form of payment in the settlement of other awards granted under the Plan. Except for certain limited situations, such as death, disability or Change of Control (as defined in the Plan), other stock-based awards subject solely to continued employment restrictions shall have a Restriction Period of not less than three-years, but permitting pro-rata vesting during such period. Such minimum vesting requirements shall not be applicable to any substitute awards, grants of other stock-based awards in payment of performance awards, or grants of other stock-based awards on a deferred basis.

Performance Awards

The Committee may also grant performance awards, which may be granted either alone or in addition to other awards granted under the Plan. Performance awards may be stock-based awards (“Performance Shares”) or cash-based awards (“Performance Units”). Performance awards may be granted subject to the attainment of performance goals and the continued service of the participant for a specified time period (“Performance Period”). At the conclusion of the Performance Period, which may not be shorter than 12 months, the Committee shall evaluate the degree to which any applicable performance goals have been achieved and the performance awards earned and shall cause to be delivered the amount earned in either cash, shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment.

Performance Measures

The Committee may specify performance goals that apply to awards. These goals may be based on the attainment of specified levels of one or more of the following measures: net sales, revenues, revenue growth; asset growth;

combined net worth; debt to equity ratio; debt to capitalization ratio; debt reduction; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income (before or after taxes); operating margin; gross margin; operating cash flow; pre- or after-tax net income or loss (before or after allocation of corporate overhead and/or bonus); cash flow or free cash flow; cash flow or free cash flow per share (before or after dividends); earnings per share; year-end cash; cash margin; net income or loss (before or after taxes); return on equity; return on investment; return on total capital; return on capital employed; return on assets or net assets; return on revenue; cash flow return on investments; economic value added (or an equivalent metric); share price performance; total shareholder return; comparisons with various stock market indices; attainment of strategic and operational initiatives; improvement in or attainment of expense levels; improvement in or attainment of working capital levels of the Company or any affiliate, division or business unit of the Company. Such performance goals may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of changes in tax or accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code, to preserve tax-deductibility of compensation to covered executives.

Individual Award Limits

No participant may be granted (i) options or SARs covering more than 250,000 shares in any calendar year or (ii) restricted stock, restricted stock units, performance awards and/or other stock-based awards denominated in shares covering more than 250,000 shares in any calendar year. These share limits are subject to adjustment as described above in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, extraordinary cash dividend or similar transaction or other change in corporate structure affecting the share. In addition, the maximum dollar value payable to any participant in any calendar year with respect to awards valued with reference to property other than shares is $10 million.

Change in Control

In the event of a Change of Control (as defined in the Plan) the successor company may assume or provide a substitute award for an option, SAR, restricted share, restricted stock unit, performance aware or other stock-based award, of substantially equal value (replacement awards). Furthermore, in the event of an involuntary termination without cause or a voluntary termination for good reason within 24 months of the Change of Control, any assumed or replacement awards shall vest in full.

The Plan also provides that if outstanding awards are not assumed or replaced in the Change of Control, (a) each unvested option and SAR shall become fully exercisable and vested to the full extent of the original grant, (b) the restrictions and deferral limitations applicable to restricted stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant, (c) all restricted stock unit and performance awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of the Restriction Period or Performance Period that has been completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such restricted stock units and performance awards shall be immediately settled or distributed, and (d) the restrictions and deferral limitations and other conditions applicable to any other stock-based awards or any other awards shall lapse, and such awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original term.

Notwithstanding any other provision of the Plan, in the event of a Change of Control, the Committee may, in its discretion, provide that each option or SAR shall be cancelled in exchange for a payment in an amount equal to the amount by which the Change of Control Price per Share (as defined in the Plan) exceeds the purchase price per share under the option or SAR multiplied by the number of shares granted under the option or SAR.

The Internal Revenue Code has special rules that apply to “parachute payments,” i.e., compensation that is payable on account of a Change in Control. If the parachute payments exceed a safe harbor amount prescribed by the Internal Revenue Code, then the recipient is liable for a 20% excise tax on a portion of the parachute payments and the Company is not allowed to claim a federal income tax deduction for a portion of the parachute payments.

The Plan provides for a reduction in Plan benefits if those benefits, either alone or together with parachute payments under other plans and agreements, exceed the safe harbor amount. In that event, the participant’s total parachute payments will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without an excise tax liability or loss of deduction. However, the benefits will not be reduced, and the participant will receive all of the parachute payments, if the participant will receive a greater after-tax benefit, taking into account the excise tax payable by the participant, by receiving all of the parachute payments. The Plan also provides that these provisions will not apply to a participant who, under an agreement with the Company or the terms of another plan, is either entitled to indemnification by the Company for the excise tax liability or is not entitled to receive benefits in excess of the safe harbor amount.

Amendments and Termination

The Board of Directors may at any time amend, alter, suspend, or discontinue the Plan; provided, however, that such action will not be taken without the participant’s consent, if such action would impair the rights of a participant under any outstanding award. Furthermore, no amendment may be made without the approval of the Company’s shareholders if such approval is required by law or the rules of any exchange or quotation system on which the common stock is listed or quoted. Shareholder approval is also required for any amendment that materially increases the benefits that may be provided under the Plan, materially increases the number of shares that may be issued under the Plan (other than on account of adjustments as described above) or materially changes the Plan’s eligibility requirements.

Term

The Plan shall be effective upon approval of the Plan by shareholders and will terminate on the tenth anniversary of such approval unless sooner terminated by the Board.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax rules relevant to participants in the Plan, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. The following summary relates only to the federal income tax treatment of the awards and the state, local and foreign tax consequences may be substantially different.

Options. The federal income tax rules relevant to options depend on whether the option qualifies as an incentive stock option (“ISO”). If an option is an ISO, a participant does not recognize income at the time of the grant or the exercise of the option (although the exercise of the option may affect the participant’s alternative minimum tax consequences). If the participant does not dispose of the shares acquired under the ISO until after the first anniversary of the exercise and the second anniversary of the grant, all of the participant’s gain in the sale of the shares, the amount received in the sale over the exercise price, will be taxed as long-term capital gain. If the participant disposes of the shares acquired under the ISO before that holding period is satisfied, all or part of the participant’s gain will be taxed as ordinary income. The Company generally is not entitled to a deduction on account of the grant or exercise of an ISO but is entitled to a deduction equal to the ordinary income recognized by a participant on account of a disposition of the shares before the ISO holding period is satisfied.

Generally, a participant does not recognize any taxable income at the time of grant of an option that is not an incentive stock option (often described as a “nonqualified stock option” or “NQSO”). The participant generally will recognize ordinary income upon the exercise of the NQSO equal to the excess of the fair market value of the share acquired on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. The Company will generally be entitled to a deduction equal to such ordinary income.

The participant will have a capital gain or loss upon the subsequent sale of the share in an amount equal to the sale price less the fair market value of the share on the date of exercise. The capital gain or loss will be long- or short-term depending on whether the share was held for more than one year after the exercise date. The Company will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of shares acquired upon an option’s exercise may be used to offset capital gains.

The Plan permits the Committee to allow transfers of NQSOs. The participant will not recognize taxable income if the participant transfers a NQSO to a member of the participant’s family. However, when the transferee of the option exercises the option, the participant will recognize ordinary income equal to the excess of the fair market value of the share acquired by the transferee of the option on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. The Company will generally be entitled to a deduction equal to such ordinary income. The transferee of the option will have a capital gain or loss upon a subsequent sale of the share in an amount equal to the sale price less the fair market value of the share on the date the option was exercised. Any capital gain recognized by the transferee will be long-term capital gain if the transferee has held the share for more than one year after the exercise date.

Stock Appreciation Rights. A participant does not recognize any taxable income at the time of grant of an SAR. The participant will recognize ordinary income tax upon the exercise of an SAR and will be subject to wage and employment tax withholding. Upon the exercise of an SAR, the participant will recognize ordinary income equal to the excess of the fair market value of the share on the exercise date over the strike price of the SAR. The Company will generally be entitled to a corresponding deduction equal to the amount of ordinary income that the participant recognizes. Upon the sale of a share acquired upon exercise of an SAR, the participant will recognize long- or short-term capital gain or loss, depending on whether the participant has held the stock for more than one year from the date of exercise.

Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock on the first date that the share is no longer subject to forfeiture or transferable. The ordinary income recognized by the participant is equal to the fair market value of the share on that date over any consideration paid for the share. A participant may elect to recognize income on the grant of the restricted stock in which case the ordinary income recognized by the participant is equal to the fair market value of the share on the grant date over any consideration paid for the share. The Company will be entitled to a deduction at the same time that the participant recognizes income and in the same amount as the income recognized by the participant. The holding period to determine whether the participant has long-term or short-term capital gain or loss on the subsequent sale of such shares generally begins on the date the participant recognizes income and the participant’s tax basis for such shares will generally equal the fair market value of such shares on the date the participant recognizes income.

Restricted Stock Units. The participant will not recognize taxable income at the time restricted stock units are awarded. The participant will recognize ordinary income on the date that cash is paid under the award or, if shares or other property are issued in settlement of the restricted stock units, on the first date that the shares or other property are no longer subject to forfeiture or are transferable. The ordinary income recognized by the participant will equal the amount of any cash paid in settlement of the restricted stock units and the value of any shares or property issued in settlement of the restricted stock units on the date the shares or property are not subject to forfeiture or are transferable. The Company generally will be entitled to claim a deduction equal to the ordinary income recognized by the participant.

Performance Awards. The participant will not recognize taxable income at the time performance awards are granted but the participant will recognize ordinary income and be subject to wage and employment tax withholding upon the receipt of shares or cash at the end of the applicable performance period. The Company will generally be entitled to claim a corresponding deduction.

Other Stock-Based Awards. The recipient of other stock-based awards will recognize taxable income on the date that cash is paid under the award or, if shares or other property are issued, on the first date that the shares or other property are no longer subject to forfeiture or are transferable. The Company will generally be entitled to claim a corresponding deduction.

Withholding Taxes. Because the amount of ordinary income the participant recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and Social Security taxes, the Company may require the participant to pay the amount required to be withheld by the Company before delivering to the participant any shares or other payment to be received under the Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant.

Future Plan Benefits

Because awards under the Plan are determined by the Committee in its sole discretion, the Company cannot determine the benefits or amounts that will be received or allocated in the future under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL

OF THE 2010 LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2010. A resolution will be presented at the annual meeting to ratify the appointment of PwC by the Audit Committee. If our shareholders do not ratify the appointment of PwC at the annual meeting, the Audit Committee will consider that fact in its review and future selection of our independent registered public accounting firm. Representatives of PwC will be present at the annual meeting and will have the opportunity to make statements if they desire to do so. Representatives of PwC are expected to be available to respond to appropriate questions.

Unless you direct otherwise in the proxy card, the persons named as proxies will vote your proxy for the approval of the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010. If a quorum is present at the annual meeting, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010 will be approved if the votes cast in favor of the ratification exceed the votes cast opposing the ratification.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

Information Regarding Fees Paid to our Independent Accountants in 2009 and 2008

Aggregate fees for professional services rendered for us and our subsidiaries, including our former subsidiary FBR Capital Markets, by PwC for the years ended December 31, 2009 and 2008, were (dollars in thousands):

	Year Ended December 31,
	2009	2008
Audit Fees(1)	$779	$1,998
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$28	$166

Total	$807	$2,164

(1)	Audit fees represent the aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of our financial statements and the financial statements of our subsidiaries, including our former subsidiary FBR Capital Markets (2009-$381; 2008-$1,136) while it was a subsidiary of the Company, the review of unaudited financial statements included in Quarterly Reports on Form 10-Q filed by us and FBR Capital Markets with the SEC and services that are provided by PwC in connection with the statutory and regulatory filings that are made by us and our subsidiaries, including the delivery of comfort letters to broker-dealer subsidiaries of FBR Capital Markets.

(2)	Audit-related fees represent the aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit or review of our financial statements and the financial statements of our subsidiaries, including our former subsidiary FBR Capital Markets, and are not reported in “Audit Fees” in the table above. No such fees were paid to PwC in 2009 or 2008.

(3)	Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning. No such fees were paid to PwC in 2009 or 2008.

(4)	All other fees represent the aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported in “Audit Fees,” “Audit-Related Fees” and “Tax Fees” in the table above. In 2009, these amounts represented fees paid to PwC in connection with advisory services. In 2008, these amounts related to fees paid by our former subsidiary FBR Capital Markets to PwC in connection with advisory services and a license for accounting research software.

Audit Committee Pre-Approval Policies and Procedures

It is the Audit Committee’s policy to review and, if appropriate, pre-approve all audit and non-audit services provided by the independent registered public accounting firm to us and our subsidiaries. In accordance with this policy, the Audit Committee has granted authority to the Committee Chairman, Mr. Michael, to approve non-audit services in an amount up to $50,000 on behalf of the Audit Committee. Any such approval will be communicated to the Audit Committee at the next scheduled meeting. The Audit Committee pre-approved 100% of the services provided by PwC to the Company and its subsidiaries during the fiscal year ended December 31, 2009.

INFORMATION ON OUR BOARD OF DIRECTORS, ITS COMMITTEES AND CORPORATE GOVERNANCE

Independence of our Board of Directors

The listing standards of the NYSE and our Corporate Governance Guidelines require that a majority of our directors must be independent directors. Our Corporate Governance Guidelines specify that an “independent” director is a director who meets the independence requirements of the NYSE, as then in effect, and of such additional guidelines as our Board may adopt. These categorical standards provide a baseline for determining the independence of members of the Board. The independence standards used by our Board are attached to our Corporate Governance Guidelines, which are available on our website at www.arlingtonasset.com.

In making affirmative independence determinations, the Board broadly considers all relevant facts and circumstances, including, among other factors, the extent to which we make charitable contributions to tax exempt organizations with which the director, or director’s immediate family member, is affiliated. Using these criteria, the Board has affirmatively determined that the following directors have no material relationship with our company and are independent under the listing standards of the NYSE and our Corporate Governance Guidelines: Daniel J. Altobello, Peter A. Gallagher, Ralph S. Michael III, Wallace L. Timmeny and John T. Wall.

Board Leadership Structure

Mr. Billings has served as our Chairman and CEO since April 2005. The Company believes that the most effective Board leadership structure for the Company at the present time is for the CEO to serve as Chairman of the Board in conjunction with the appointment of a non-management Lead Director as described below. The Company believes that combining the positions of Chairman and CEO provides the Company with decisive and effective leadership. In his capacity as CEO, Mr. Billings is the person best suited to set the agendas, priorities and procedures of the Board and to lead discussions of the Company’s strategy due to his in-depth knowledge of the Company’s business and operations. In addition, combining the positions of Chairman and CEO makes clear who is responsible for managing the Company’s business, under the oversight and review of the Board. The Board retains the authority to modify this structure to best advance the interests of the Company’s shareholders, if circumstances warrant such a change.

The Board also believes that its existing corporate governance practices achieve independent oversight and management accountability. These governance practices are reflected in the Company’s Corporate Governance Guidelines and individual committee charters and include the following:

•	a substantial majority of the Board members are independent;

•	the Audit, Compensation and Nominating and Governance Committees are comprised entirely of independent directors;

•	the Company has a non-management Lead Director, Mr. Altobello, with the responsibilities described below; and

•	the independent directors meet at least quarterly in executive session without management present.

Board Meetings and Executive Sessions of our Non-Management Directors

The Board of Directors held a total of 13 meetings during 2009. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board and the Board committees on which he served.

In accordance with our Corporate Governance Guidelines, our non-management directors are required to meet without the management directors being present at least quarterly. Mr. Altobello, the Lead Director, presides at all meetings of the non-management directors. Shareholders and other interested persons may contact the Lead Director in writing by mail directed to the Corporate Secretary, Arlington Asset Investment Corp., 1001 Nineteenth Street North, Arlington, Virginia 22209.

Board Committees

The Board currently has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. On June 30, 2009, the Board dissolved the Risk Policy and Compliance Committee, a former standing committee of the Board. In addition to the Board’s standing committees, the Board established a special committee in March 2008 in connection with the Company’s evaluation of strategic alternatives. From time to time the Board of Directors may establish other standing or special committees to discharge specific duties delegated to such committees by the Board.

Current standing committee membership and the number of meetings of each committee during 2009 are described below. Messrs. Billings and Tonkel did not serve on any of our Board’s standing committees in 2009.

Name	Audit	Compensation	Nominating and Governance
Daniel J. Altobello		✓	✓
Peter A. Gallagher	✓	✓	✓ (Chairman)
Ralph S. Michael III	✓ (Chairman)
Wallace L. Timmeny	✓		✓
John T. Wall	✓	✓ (Chairman)
Number of Meetings in 2009:	8	7	3

Audit Committee

The current members of the Audit Committee are Mr. Michael, who serves as Chairman, Mr. Gallagher, Mr. Timmeny and Mr. Wall. The Audit Committee assists the Board of Directors in monitoring our financial reporting process, and is solely responsible for hiring and monitoring the independence and performance of our independent auditors. The Board has determined that each member of the Audit Committee is independent according to the independence standards set forth in the NYSE listing standards and our Corporate Governance Guidelines. In addition, each member of the Audit Committee meets the heightened independence requirements for audit committees specified by Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Michael is qualified as an “audit committee financial expert,” within the meaning of SEC regulations, and possesses related financial management expertise within the meaning of the listing standards of the NYSE. The Board has further determined that Mr. Michael’s simultaneous service on the audit committees of four public companies does not impair his ability to effectively serve on our Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, a current copy of which is available to shareholders on our website at www.arlingtonasset.com. For additional information on our Audit Committee, please refer to “Audit Committee Report” in this proxy statement.

Compensation Committee

The current members of the Compensation Committee are Mr. Wall, who serves as Chairman, Mr. Altobello and Mr. Gallagher. The Board has determined that each member of the Compensation Committee is independent according to our categorical standards. The Compensation Committee reviews our compensation plans and makes recommendations concerning those plans and concerning executive officer compensation. The Board of Directors has adopted a written charter for the Compensation Committee, a current copy of which is available to shareholders on our website at www.arlingtonasset.com. For additional information on the Compensation Committee’s processes and procedures for the consideration and determination of executive and director compensation, please refer to “Compensation Discussion and Analysis” and “Compensation Committee Report” in this proxy statement.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Mr. Gallagher, who serves as Chairman, Mr. Altobello and Mr. Timmeny. The Board has determined that each member of the Nominating and Governance Committee is independent according to our categorical standards. The Nominating and Governance Committee assists the Board of Directors in identifying individuals qualified to become Board members, plays a leadership role in shaping the governance of our company and oversees the evaluation of the Board. The Board of Directors has adopted a written charter for the Nominating and Governance Committee, a current copy of which is available to shareholders on our website at www.arlingtonasset.com.

Special Committee of the Board

In March 2008 we retained financial advisors to evaluate strategic alternatives for the purpose of maximizing the value of our assets and liabilities. Potential strategic alternatives included the sale of our company or our assets or distribution of our assets to shareholders. In connection with our evaluation of strategic alternatives, the Board appointed a special committee consisting of certain of our directors to oversee the process regarding the evaluation of strategic alternatives and to make recommendations to the Board. This committee retained and has been advised by Gibson, Dunn & Crutcher LLP. This committee met eight times in 2009.

Availability of Corporate Governance Materials

Shareholders may view our corporate governance materials, including our Bylaws, Corporate Governance Guidelines, Statement of Business Principles and the charters of each of the committees of our Board of Directors, on our website at www.arlingtonasset.com. Our corporate governance materials may be obtained free of charge by submitting a written request to the Corporate Secretary c/o Arlington Asset Investment Corp., 1001 Nineteenth Street North, Arlington, Virginia 22209.

Code of Ethics

We have not adopted a code of ethics that applies only to our principal executive officer, principal financial officer and principal accounting officer, because our Board of Directors has adopted a Statement of Business Principles that is broadly written and covers these officers and their activities. Our Statement of Business Principles is available on our website at www.arlingtonasset.com.

Director Nominations

Our Nominating and Governance Committee’s responsibilities, as noted above and as described in its charter, include seeking, screening and recommending director candidates for nomination to serve on our Board of Directors. Our Corporate Governance Guidelines also contain information concerning the responsibilities of the Nominating and Governance Committee with respect to identifying and evaluating director candidates. The Nominating and Governance Committee may identify potential Board candidates from a variety of sources, including recommendations of our shareholders.

Director Candidate Recommendations and Nominations by Shareholders

A shareholder may nominate a person for election to the Board of Directors in compliance with applicable Virginia law and our Bylaws. No persons were nominated by shareholders for election to the Board of Directors at the annual meeting in accordance with this policy. Our Bylaws require that any such nominations for our 2011 annual meeting of shareholders must be received by us no earlier than February 2, 2011, and no later than March 4, 2011. Any such notice must satisfy the other requirements with respect to such proposals and nominations contained in our Bylaws. If a shareholder fails to meet the requirements or deadlines described in our policy, such nominations will be considered out of order and will not be acted upon at our 2011 annual meeting of shareholders. We may exercise discretionary voting authority under proxies we solicit to vote against any such proposal.

Process for Identifying and Evaluating Director Candidates

The Nominating and Governance Committee evaluates all director candidates in accordance with the director qualifications described in our Corporate Governance Guidelines, a copy of which is available on our website at www.arlingtonasset.com. The Committee evaluates properly submitted shareholder nominations no differently than other nominations. In accordance with our Corporate Governance Guidelines, the Nominating and Governance Committee considers, among other things, business and skills, independence, judgment, integrity, ability to commit sufficient time to the activities of the Board and the absence of any potential conflicts with the Company’s interests. The Nominating and Governance Committee recommends candidates based on its consideration of each individual’s specific skills and experience and its annual assessment of the composition and needs of the Board as a whole, including with respect to diversity. Consideration of diversity as one of many attributes relevant to a nomination to the Board is implemented through the Nominating and Governance Committee’s standard evaluation process. In particular, the Nominating and Governance Committee obtains and reviews questionnaires, interviews candidates as appropriate and engages in thorough discussions at Committee meetings in an effort to identify the best candidates and to populate an effective Board. The effectiveness of the Board’s diverse mix of viewpoints, backgrounds, experience, expertise, skills and other demographics is considered as part of the Nominating and Governance Committee’s annual assessment.

Communications with the Board of Directors

Shareholders wishing to communicate with the Board of Directors should send any communication in writing to our Corporate Secretary c/o Arlington Asset Investment Corp., 1001 Nineteenth Street North, Arlington, Virginia 22209. Any such communication must state the number of shares of Class A common stock and Class B common stock beneficially owned by the shareholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors, a committee of the Board of Directors, the lead director or to any other individual director or directors, as appropriate. If a communication is unduly hostile, threatening, illegal or similarly inappropriate, the Corporate Secretary is authorized by the Board to discard the communication or take appropriate legal action regarding the communication.

Risk Oversight

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the Board. The Audit Committee receives reports from management and the internal auditor regarding the Company’s assessment of risks. While the Board (through the Audit Committee) oversees the Company’s risk management, our management team is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company.

Director Attendance at the Annual Meeting

The Board of Directors has not adopted a formal policy regarding director attendance at annual meetings but encourages director attendance at annual meetings. All of the members of our Board of Directors attended the 2009 annual meeting of shareholders in person.

Contributions to Charitable Entities

During the past three fiscal years, we have not made any charitable contributions to any charitable organization for which any of our directors served as an executive officer.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of the following non-employee directors, all of whom are independent according to the standards set forth in the NYSE listing standards and our Corporate Governance Guidelines: Messrs. Wall (Chairman), Altobello and Gallagher. None of the current members of the Compensation

Committee has ever served as an officer or director of the Company or had any relationship with the Company requiring disclosure as a related party transaction under the applicable SEC rules. During fiscal year 2009, none of our executive officers served on the compensation committee or board of directors of another entity, one of whose executive officers served on our Compensation Committee and none of our executive officers served on the Compensation Committee of another entity, one of whose executive officers served on our Board.

Director Compensation for 2009

Compensation for non-employee directors is established by our Compensation Committee to provide an appropriate level of compensation relative to the work required for service on our Board, as well as to director compensation practices in the competitive market. Our Compensation Committee reviews non-employee director compensation on an as-needed basis, assuring that individual cash components (i.e., retainers and meeting fees), total cash, and equity awards are appropriately positioned.

Our non-employee directors are compensated in both cash and equity, which we feel aligns our directors’ interests with the long-term interest of our stockholders. Our non-employee director compensation includes:

Element	Amount
Annual Cash Retainer	$50,000
Annual RSU Grant	$80,000
Lead Director Retainer(1)	$95,000
Audit Committee Chair Premium(2)	$25,000
Nominating and Governance Committee Chair Premium(3)	$10,000
Compensation Committee Chair Premium(3)	$10,000
Risk Policy and Compliance Chair Premium(3)	$10,000
In-Person Board or Committee Meeting Fee	$1,500
Telephonic Board or Committee Meeting Fee	$500

(1)	Paid out quarterly, retainer consists of $82,500 in cash and $12,500 in RSUs, and is paid in addition to annual cash retainer and RSU grant.

(2)	Paid out quarterly, premium consists of $17,500 in cash and $7,500 in RSUs.

(3)	Paid out quarterly, premium consists of $5,000 in cash and $5,000 in RSUs. The Risk Policy and Compliance Committee was dissolved during fiscal year 2009.

The following table contains compensation information for each of our non-employee directors serving on the Board during the year ended December 31, 2009. Neither Eric F. Billings, our Chairman and Chief Executive Officer, nor J. Rock Tonkel, Jr., our President and Chief Operating Officer, received compensation for their services as members of the Board of Directors in 2009.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(2)	Total Compensation
Daniel J. Altobello	$160,500	$92,500	—	$253,000
Peter A. Gallagher	$97,500	$85,000	—	$182,500
Russell C. Lindner(3)	$43,500	$—	—	$43,500
Ralph S. Michael, III	$93,000	$87,500	—	$180,500
Wallace L. Timmeny	$84,000	$85,000	—	$169,000
John T. Wall	$89,000	$85,000	—	$174,000

(1)	As stated above, includes an annual cash retainer paid to each of our non-employee directors, in-person and telephonic attendance fees for each meeting of our Board of Directors and its standing committees on which each of our non-employee directors served. Additionally, includes cash portion of Lead Director retainer for Mr. Altobello, and cash portions of Audit, Nominating and Governance, Compensation, and Risk Policy and Compliance Committee Chair Premiums for Messrs. Michael, Gallagher, Wall, and Timmeny, respectively.

(2)	In fiscal 2009, each non-employee director received an award with the number of shares calculated to target the grant date values listed in the Stock Awards column of the table, with each share worth $7.60, the closing price of our common stock on the New York Stock Exchange on the date of grant. The amounts in the “Stock Awards” and “Option Awards” columns reflect the grant date fair value calculated in accordance with FASB ASC Topic 718 for awards granted to non-employee directors during the fiscal year ended December 31, 2009. For more information regarding the valuation of stock awards and option awards granted by us to the non-employee directors, please refer to Note 9 in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. Certain directors also hold options to purchase Class A common stock, all of which are currently exercisable. As of December 31, 2009, our non-employee directors held restricted stock units (“RSUs”) and options as set forth in the table below:

(3)	Mr. Lindner did not stand for re-election at the 2009 annual meeting of shareholders, and his term of office as a director expired on June 1, 2009. Mr. Lindner did not receive any compensation in relation to his resignation.

Name	Aggregate Number of RSUs Outstanding at Fiscal Year End	Aggregate Grant Date Fair Value of RSUs Outstanding at Fiscal Year End	Aggregate Number of Options Outstanding at Fiscal Year End	Aggregate Grant Date Fair Value of Option Awards Outstanding at Fiscal Year End
Daniel J. Altobello	16,633	$637,472	—	—
Peter A. Gallagher	15,048	$557,452	—	—
Russell C. Lindner(1)	4,034	$479,959	—	—
Ralph S. Michael, III	14,864	$342,494	—	—
Wallace L. Timmeny	15,218	$564,959	450	$42,420
John T. Wall	15,147	$544,966	500	$61,500

(1)	Mr. Lindner ceased being a member of the Board on June 1, 2009. Pursuant to the terms of the RSUs granted to Mr. Lindner, a total of 4,034 vested RSUs granted to Mr. Lindner will be converted into an equivalent number of shares of our Class A common stock on June 1, 2010.

Annual Grant of RSUs to Non-Employee Directors

On June 1, 2009, the day of our 2009 annual meeting of shareholders, each of our non-employee directors, with the exception of Mr. Lindner, received an annual grant of 10,526 restricted stock units (“RSUs”) having an aggregate grant date fair value of $80,000 based on the closing sale price of our Class A common stock on the NYSE on June 1, 2009 which was $7.60. The RSUs were granted pursuant to the terms of our 2004 Plan. In addition to the annual grant of RSUs, we also granted additional RSUs to our non-employee directors in lieu of certain cash payments for services as our Lead Director or as a chairman of one of our Board’s standing committees, as noted in the footnotes to the above table. A non-employee director’s interest in RSUs vests if he serves on our Board of Directors from the date of grant until the first anniversary of the award. Vesting is accelerated if the non-employee director’s service on our Board of Directors ends on account of death or disability or if there is a change in control of our company. Vested RSUs ordinarily are converted to shares of Class A common stock one year after the participant ceases to be a member of our Board of Directors. If the non-employee director’s service on our Board of Directors ends for a reason other than death, disability or involuntary termination, he or she receives a cash payment for any non-vested RSUs, based on the fair market value of shares of Class A common stock on the date that the non-employee director retired from our Board. A non-employee director does not have voting rights with respect to non-vested RSUs, but receives dividend equivalent payments on outstanding RSUs.

The following table sets forth certain information regarding RSUs granted on June 1, 2009 to our non-employee directors as discussed above. The grant date fair value is calculated in accordance with FASB ASC Topic 718 and is based on the closing sale price of our Class A common stock on the NYSE on June 1, 2009 which was $7.60.

Name	Aggregate Number of RSUs Awarded	Grant Date Fair Value of RSUs Awarded
Daniel J. Altobello	12,171	$92,500
Peter A. Gallagher	11,184	$85,000
Russell C. Lindner	—	—
Ralph S. Michael, III	11,513	$87,500
Wallace L. Timmeny	11,184	$85,000
John T. Wall	11,184	$85,000

Other Information Regarding Compensation of Our Directors

We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors and its committees and corporate events that directors may be asked to attend. In 2009, no separate compensation was paid to Mr. Billings or Mr. Tonkel for serving as members of our Board of Directors during 2009.

Mr. Billings retired as the Chief Executive Officer of FBR Capital Markets effective January 1, 2009. As previously disclosed, Mr. Billings will continue to serve as the non-executive Chairman of the FBR Capital Markets board of directors. While FBR Capital Markets was a subsidiary of the Company, Mr. Billings was paid a total of $166,666, consisting of $83,333 in fees earned or paid in cash and 69,444 options to purchase FBR Capital Markets stock, which have an exercise price of $2.95, vest in full on February 25, 2010, and have a three-year exercise period.

EXECUTIVE OFFICERS OF THE COMPANY

Our Named Executive Officers for the year ended December 31, 2009 are Eric F. Billings, Chairman of the Board and Chief Executive Officer, Kurt R. Harrington, Executive Vice President, Chief Financial Officer and Chief Accounting Officer, and J. Rock Tonkel, Jr., President and Chief Operating Officer. The following persons served as our executive officers during all of 2009 and continue to serve as our executive officers today.

ERIC F. BILLINGS, age 57, is our Chairman and Chief Executive Officer. Since co-founding our company as FBR Group in 1989, he has continuously served as a director. He served as Vice Chairman and Chief Operating Officer from 1989 to 1999, Vice Chairman and Co-Chief Executive Officer from 1999 to April 2003 and Co-Chairman and Co-Chief Executive Officer from April 2003 to April 2005. He was appointed Chairman and Chief Executive Officer on April 28, 2005. Mr. Billings also serves as Chairman of FBR Capital Markets, a publicly traded investment banking, institutional brokerage and asset management firm, a position he has held since its formation in 2006. From 2006 to 2008 Mr. Billings also served as the Chief Executive Officer of FBR Capital Markets. In addition, he concurrently holds the position of Senior Managing Partner and Co-Portfolio Manager of Billings Capital Management, LLC, an investment management company he runs with his sons. Mr. Billings serves on the Board of Visitors and the Center for Financial Policy Advisory Board at the University of Maryland’s Robert H. Smith School of Business. He also sits on the Leadership Council of the Board of Boys and Girls Clubs of Greater Washington.

J. ROCK TONKEL, JR., age 47, has served as a director of our company since March 2007. He serves as our President and Chief Operating Officer, a position he assumed in February 2007. From April 2004 to February 2007, Mr. Tonkel served as President and Head of Investment Banking at Friedman, Billings, Ramsey & Co., Inc. (currently a subsidiary of FBR Capital Markets) with responsibility over the investment banking unit operated by our affiliates. Prior to that, Mr. Tonkel served as Executive Vice President and Head of Investment Banking, a position he assumed in February 2002. Mr. Tonkel joined Friedman, Billings, Ramsey & Co., Inc. in 1994 as Managing Director of the financial institutions investment banking group.

KURT R. HARRINGTON, Mr. Harrington, age 57, is our Executive Vice President, Chief Financial Officer and Treasurer, a position he has held since January 2000. Mr. Harrington was appointed to serve as the Chief Accounting Officer in September 2008. Mr. Harrington was also the Executive Vice President, Chief Financial Officer and Treasurer of FBR Capital Markets between January 2000 and February 2008 and served as Chief Financial Officer and Treasurer of FBR Asset Investment from September 1999 to March 2003. Mr. Harrington joined our company as Vice President of Finance and Treasurer in March 1997. He was previously the Chief Financial Officer of Jupiter National, Inc., a publicly traded, closed-end venture capital company. From 1980 to 1990, Mr. Harrington served in a number of senior financial accounting, reporting and business planning positions at MCI Communications Corporation and Marriott Corporation, in Washington, D.C. He began his career with the public accounting firms of Meahl, McNamara & Co., Boston, Massachusetts and later, PricewaterhouseCoopers LLP, Washington, D.C. Mr. Harrington received his Certified Public Accountant certification in 1978. Mr. Harrington serves on the board of DanceSmith, a charitable organization, and is a trustee of Nichols College.

PRINCIPAL SHAREHOLDERS

Security Ownership of Management

The following table shows the number of shares of our Class A and Class B common stock known by us to be beneficially owned at March 31, 2010, by each director, each nominee for director, each Named Executive Officer and all directors and executive officers as a group.

For purposes of the table below, beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Unless indicated otherwise in the footnotes to the table below, each individual has sole voting and investment power with respect to all shares of our Class A and Class B common stock shown as beneficially owned by such person.

Name of Beneficial Owners	Number of Shares of Class A Common Stock		Percent of Class(1)	Number of Shares of Class B Common Stock		Percent of Class(2)	Percent of Total Voting Power (3)

Eric F. Billings	348,569	(4)	4.7%	403,269	(5)	71.2%	17.2%
J. Rock Tonkel, Jr.	237,882	(6)	2.5%	14,000	(7)	2.5%	3.1%
Kurt R. Harrington	10,682		*	—		—	*
Daniel J. Altobello	1,500	(8)	*	—		—	*
Peter A. Gallagher	1,395	(8)	*	—		—	*
Ralph S. Michael, III	325	(8)	*	—		—	*
Wallace L. Timmeny	1,010	(8)(9)	*	—		—	*
John T. Wall	1,500	(8)(10)	*	—		—	*
All executive officers and directors (8 persons)(11)	602,863		8.2%	417,269		73.7%	20.5%

*	Less than one percent.

(1)	Based on 7,346,255 shares of Class A common stock outstanding as of March 31, 2010. Holders of shares of Class A common stock are entitled to one vote per share. Shares of Class A common stock subject to options currently exercisable, or exercisable within 60 days of March 31, 2010, are deemed outstanding for computing the percentage of the class owned by the person holding such options, but are not deemed outstanding for computing the percentage of the class owned by any other person.

(2)	Based on 566,112 shares of Class B common stock outstanding as of March 31, 2010. Holders of shares of Class B common stock are entitled to three votes per share. Shares of Class B common stock subject to options currently exercisable, or exercisable within 60 days of March 31, 2010, are deemed outstanding for computing the percentage of the class owned by the person holding such options, but are not deemed outstanding for computing the percentage of the class owned by any other person.

(3)	Total voting power represents the combined voting power of our outstanding Class A and Class B common stock. Holders of shares of Class A and Class B common stock vote together on all matters submitted to a vote of our shareholders.

(4)	The number of shares of Class A common stock shown as beneficially owned by Mr. Billings in the table above includes: (i) 10,999 shares held by EFB Capital Corp., of which all of the outstanding capital stock is held by Mr. Billings’ wife, as to which shares Mr. Billings disclaims beneficial ownership; (ii) an aggregate of 5 shares held in trust for the benefit of Mr. Billings’ daughter, as to which Mr. Billings disclaims beneficial ownership; (iii) 65 shares held by the Eric and Marianne Billings Charitable Foundation, as to which Mr. Billings disclaims beneficial ownership; (iv) 150,000 shares held by BCM Weston, LP as to which Mr. Billings is a limited partner and disclaims beneficial ownership except to the extent of his pecuniary interest in such shares; and (v) 187,500 shares held by Mr. Billings, over which Mr. Billings exercises sole voting and investment power.

(5)	The number of shares of Class B common stock shown as beneficially owned by Mr. Billings in the table above includes an aggregate of 4,612 shares held in an irrevocable trust for the benefit of each child of Jonathan Billings, the brother of Eric F. Billings. Mr. Eric F. Billings serves as the trustee and has voting and investment power over these shares but disclaims beneficial ownership of these shares.

(6)	The number of shares of Class A common stock shown as beneficially owned by Mr. Tonkel in the table above includes: (i) 365 shares held by Mr. Tonkel’s wife, as to which shares Mr. Tonkel disclaims beneficial ownership; and (ii) 237,517 shares held by Mr. Tonkel, over which Mr. Tonkel exercises sole voting and investment power.

(7)	The number of shares of Class B common stock shown as beneficially owned by Mr. Tonkel in the table above excludes 2,500 shares held in an irrevocable family trust, as to which Mr. Tonkel does not exercise voting or investment power of these 2,500 shares and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in the family trust.

(8)

The number of shares of Class A common stock shown as beneficially owned by each of our directors and director nominees in the table above does not include restricted stock units (“RSUs”) that we have awarded to our directors under our 2004 Plan and a predecessor plan, the Non-Employee Director Stock Compensation Plan, in the following amounts: Mr. Altobello—16,633 RSUs; Mr. Gallagher—15,048 RSUs; Mr. Michael—14,864 RSUs; Mr. Timmeny—15,218 RSUs; and Mr. Wall—15,147 RSUs. RSUs do not have any voting rights but are entitled to dividend equivalent payments.

(9)	The number of shares of Class A common stock shown as beneficially owned by Mr. Timmeny in the table above includes 450 shares issuable to Mr. Timmeny upon exercise of stock options that are currently exercisable.

(10)	The number of shares of Class A common stock shown as beneficially owned by Mr. Wall in the table above includes 500 shares issuable to Mr. Wall upon exercise of stock options that are currently exercisable.

(11)	The amount shown as beneficially owned by all executive officers and directors of our company as of March 31, 2010.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2009, information with respect to compensation plans under which equity securities we authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Shareholders	7,625	$199.22	38,651
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	7,625	$199.22	38,651

(1)	Amounts exclude any securities to be issued upon exercise of outstanding options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and greater-than-10% beneficial owners to file reports of ownership and changes in ownership of our securities with the SEC. Based solely upon our review of the copies of such reports furnished to us and written representations from certain of our executive officers and directors that no other such reports were required, we believe that during the period from January 1, 2009 through December 31, 2009, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with on a timely basis, except that, due to administrative error, Eric Billings’ receipt of 116 shares of Class A common stock on August 5, 2009 were not reported on Form 4 until December 11, 2009.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Transactions with Executive Officers, Directors and Other Related Persons

Jonathan Billings, the brother of Eric F. Billings, was employed in 2009 by FBR Capital Markets & Co. (f/k/a Friedman, Billings, Ramsey & Co., Inc.) as its Executive Vice President and Head of Institutional Brokerage. During the time in 2009 that FBR Capital Markets was a subsidiary of the Company, Jonathan Billings was paid cash compensation by FBR Capital Markets of $905,769, which included a portion of his 2009 base salary paid to him and a portion of his 2008 cash bonus paid in 2009. On February 24, 2009, Jonathan Billings was granted 67,797 restricted stock units of FBR Capital Markets common stock which vest ratably in three annual installments beginning on the first anniversary of the date of grant. This stock award had an aggregate grant date fair value of $200,000 based on a value per share of $2.95 (the closing price per share of FBR Capital Markets common stock on the date immediately preceding the grant date). On February 24, 2009, FBR Capital Markets also granted Jonathan Billings 11,964 restricted stock units of FBR Capital Markets common stock which vest on the third anniversary of the date of grant. This stock award had an aggregate grant date fair value of $35,294 based on a value per share of $2.95 (the closing price per share of FBR Capital Markets common stock on the date immediately preceding the grant date).

Review, Approval or Ratification of Transactions With Related Persons

Our policy and practice is not to enter into any related party transaction with any of our executive officers or directors (or transactions not in the ordinary course of business or not performed on standard market terms with shareholders known to beneficially own over 5% of a class of our voting securities or their related persons), unless the transaction is approved by a majority of our disinterested directors. Pursuant to its charter, the Audit Committee is responsible for reviewing and approving all transactions between the Company and any related person that are required to be disclosed pursuant to Item 404 of SEC Regulation S-K. In addition, pursuant to its charter, the Nominating and Governance Committee periodically reviews our conflict of interest policies as set forth in our Statement of Business Principles concerning directors and executive officers, and reviews with management our procedures for implementing and monitoring compliance with the conflict of interest policies.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes our compensation strategy, policies, programs and practices for the executive officers identified in the Summary Compensation Table for 2009. Throughout this proxy statement, we refer to these individuals as our “Named Executive Officers.”

Our Named Executive Officers for the year ended December 31, 2009 are Eric F. Billings, Chairman of the Board and Chief Executive Officer, Kurt R. Harrington, Executive Vice President, Chief Financial Officer and Chief Accounting Officer, and J. Rock Tonkel, Jr., President and Chief Operating Officer.

The primary purpose of the Committee is to assist the Board in discharging its responsibilities relating to compensation of the Company’s directors and officers. In furtherance of this role, the Committee seeks to attract and retain high-quality leadership and ensure that the Company’s executive compensation strategy supports the Company’s objectives and shareholder interests.

The Compensation Committee established the 2009 executive bonus pool under our Amended Key Employee Incentive Plan, from which annual performance-based bonuses would be paid, if earned, to our Named Executive Officers, excluding Mr. Billings, based on the 2008 executive bonus pool calculation. Under the 2009 bonus pool calculation, Messrs. Tonkel and Harrington were eligible to receive a portion of their total compensation for 2009 based on our profitability. As the 2009 executive bonus plan calculation was updated from the 2008 executive bonus pool calculation, the Compensation Committee did not retain an independent compensation consultant to provide independent advice to the Committee with respect to our 2009 executive compensation program.

In December 2009, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“Frederic W. Cook”) as its independent compensation consultant, to provide advice and assistance on the Company’s 2010 executive compensation matters. None of Frederic W. Cook’s work related to compensation decisions for 2009. Frederic W. Cook reports directly to the Compensation Committee, works with management only under the direction of the Compensation Committee, and does not provide any other advice or consulting services to the Company. Additionally, in December 2009, management engaged Veritas Executive Compensation Consultants, LLC to provide market data analysis related to executive compensation.

Compensation Risk Analysis

The Compensation Committee continuously monitors the risks and rewards associated with our compensation programs. The Committee also establishes our compensation programs with the intent to align our interests with shareholders and to help prevent unnecessary or excessive risk taking. We believe that our compensation policies and practices are well balanced and designed to avoid creating risks that could potentially have a material adverse effect on our Company. The Compensation Discussion and Analysis section describes our general compensation policies, practices, and philosophies that are applicable for executives and other key employees. We use variable compensation for all of our employees, with a focus on performance as described in this Compensation Discussion and Analysis, and, as an additional safeguard, the Compensation Committee retains the right to reduce overall and individual awards. Also, in late 2009 and early 2010, the Committee continued an assessment of our executive compensation programs and made several changes to the 2010 compensation plan, as described in “2010 Total Direct compensation Plan Updates” on page 36 below, which we believe will further mitigate risk.

Compensation Committee Responsibilities and Authority

Our Compensation Committee reviews executive compensation and makes recommendations to our Board of Directors. Generally, the Committee is responsible for reviewing existing compensation and benefits policies, including reviewing and approving incentive- and equity-based compensation plans. Specifically, with regard to its discretionary power to determine short- and long-term incentive awards, the Committee has the duty to evaluate the performance our Named Executive Officers, as well as to work with management to determine and approve corporate goals and objectives related to the incentive plans.

Compensation Philosophy and Objectives

Given the highly competitive nature of our business, the mobility of skilled and experienced executives, and the competitive importance of compensation in our industry, our 2009 executive compensation program was designed to motivate, reward and retain highly qualified individuals. These individuals are capable of implementing Board-approved strategic initiatives that we believe are critical in positioning us to increase long-term shareholder value by taking advantage of strategic opportunities as the global financial markets continue to stabilize.

Bonuses were awarded and paid in cash to Messrs. Tonkel and Harrington in 2010 for performance in 2009. No cash bonus was awarded to Mr. Billings in 2009. In 2009, no long-term equity awards were granted by us to our Named Executive Officers under our 2004 Plan.

The compensation paid or awarded by us to our Named Executive Officers for 2009 was designed to meet the following objectives:

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Competitive Compensation. Our executive compensation program was designed to provide compensation that is competitive with compensation provided by other companies to executive officers who provide comparable services, taking into account the size and characteristics of our company, as well as other factors, including past contributions, individual performance and the amount of base salary paid in the past years and any recent adjustments.

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Pay-for-Performance. Our executive compensation program was designed to create a compensation structure under which a meaningful portion of the total compensation paid or awarded is based on annual corporate performance as measured by the Compensation Committee. As discussed further below, the Committee established a performance-based executive bonus plan for 2009 using a pre-determined formula based on corporate profitability. In 2009, Messrs. Tonkel and Harrington were awarded performance-based cash bonuses of $950,000 and $650,000, respectively. Due to the one-time cash retention incentive payment that was awarded to Mr. Billings in March 2008, Mr. Billings chose to forgo cash bonuses in fiscal years 2008, 2009, and 2010. The performance based bonuses awarded to Messrs. Tonkel and Harrington were awarded in relation to a pre-determined formula based on corporate profitability (pre-tax net income, from continuing operations before bonus, of $141.8 million for 2009). The Committee retained the discretion to recommend modifications to its annual corporate performance goals, to reduce overall and individual performance-based bonuses based on extraordinary events or market conditions, and to award discretionary bonuses after the completion of the fiscal year. No such discretionary bonuses were approved for 2009, but the Committee used its discretion to reduce the size of the performance-based cash bonuses awarded to Messrs. Tonkel and Harrington relative to the original formulaic payout values.

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Shareholder Incentives. Our executive compensation program was designed to encourage the aggregation and maintenance of meaningful equity ownership, and alignment of executive and shareholder interests.

•	Retention Incentives. Our executive compensation program was designed to provide an incentive for long-term continued employment with us.

•	Perquisites. We do not pay our executive officers perquisites or other similar benefits.

Setting Compensation

Developing recommendations for our Board of Directors regarding our compensation programs and the specific elements and levels of compensation for our Named Executive Officers is central to the role of the Compensation Committee. The Committee does not have a specific allocation goal between cash and equity-based compensation or between annual and long-term incentive compensation. Instead, the Committee relies upon its collective business judgment as applied to the challenges confronting us, together with regular peer group analyses, evaluations of internal equity considerations and the recommendations of management. The Committee also considers advice and data from independent consultants and information provided by our employees. The Compensation Committee also utilizes subjective information when considering the compensation to be paid or awarded to each of our Named Executive Officers, including the executive’s credentials, length of service, experience, historical performance and competitive employment opportunities. We believe the variety of inputs considered by the Committee provides a basis for the Committee to make informed decisions on the design of our executive compensation program and the elements and amounts of compensation paid or awarded to our Named Executive Officers.

Peer Group Analysis

In constructing our compensation plan for the 2009 performance year, the Committee did not establish a specific peer group because they felt that no peer group firm was exactly comparable to our company. At the same time, the Committee recognized that we compete for executive talent against smaller and larger mortgage REITs and specialty finance companies. The Committee reviewed a broad peer group of direct competitors and organizations with similar business models as a context to make judgments about our relative performance and competitive factors in the market, but did not use compensation paid by our peers as benchmarks or targets for the compensation paid or awarded to our Named Executive Officers for 2009.

In structuring the 2010 executive compensation program, the Committee established a peer group for purposes of analyzing competitive compensation practices. Based on input from Frederic W. Cook, the Committee established a compensatory peer group consisting of organizations that we believe are consistent with those included in the performance peer group index from our Annual Report. The compensatory peer group includes companies that are competitors either in our industry or for executive talent, or that have similar financial characteristics.

In 2010, the peer group approved by the Committee consisted of the following companies: Allied Capital Corporation: American Capital, Ltd.; Anworth Mortgage Asset Corporation; Arbor Realty Trust, Inc.; Capital Trust, Inc.; Capital Source; Capstead Mortgage Corporation; Financial Federal Corporation; MCG Capital Corporation; MFA Financial, Inc.; Newstar Financial, Inc.; NorthStar Realty Finance Corp.; RAIT Financial Trust; and Redwood Trust, Inc.

Role of Executive Officers in Determining Executive Compensation For Named Executive Officers

The recommendations of our Chairman and Chief Executive Officer and our President and Chief Operating Officer also play a significant role in the compensation decision making process. Our Chairman and Chief Executive Officer and President and Chief Operating Officer provide the Committee with an assessment of our achievements and performance, their evaluation of individual performance and their recommendations for direct report base salary, short-term bonus, and long-term incentive awards. The Committee has the discretion to accept, reject or modify these recommendations.

Elements of Executive Compensation

This section describes the various elements of our compensation program for our Named Executive Officers and why the Committee chose to include those elements in our 2009 executive compensation program. Our 2009 executive compensation program consisted of the following elements:

Element	Description	Compensation Objective(s)
Base Salary	Fixed cash compensation	Market Competitiveness

Annual Performance-Based Incentive Compensation Opportunities	Payable annually in cash or stock at the discretion of the Committee under our Amended Key Employee Incentive Plan, if earned; performance-based bonuses were awarded and paid out in cash to Messrs. Tonkel and Harrington based on a pre-determined formula tied to our corporate profitability; amounts determined by formula may be reduced at the discretion of the Committee	Pay for achievement of specific pre- determined financial objectives or formulas

Discretionary Bonuses	Bonuses payable in cash and/or stock after the completion of the fiscal year at the discretion of the Committee; no such discretionary bonuses were awarded for the 2009 fiscal year	Pay for extraordinary performance and/or for achievements not contemplated at the beginning of the year

Long-Term Equity Incentives	Restricted stock awards granted at the Committee’s discretion under our 2004 Plan; in 2009, no long-term equity awards were granted by us to our Named Executive Officers under our 2004 Plan	Retention Incentives Shareholder Alignment Pay-for-Performance

Benefits	Defined contribution savings plan, healthcare plan and other standard company benefit plans that are generally available to other employees based on standard eligibility criteria	Market Competitiveness

Retention Incentive Awards	Cash awards made pursuant to retention incentive agreements that require the executive to repay in full the amount of the award if the employment condition is not satisfied; no retention incentives were awarded in 2009	Retention Incentives

Perquisites	We do not pay or award our executive officers perquisites or other similar benefits	Not applicable

2009 Base Salaries

We believe that the purpose of base salary is to provide our executives with a set amount of cash compensation that is not variable, or “at risk.” The Committee seeks to pay our executive officers a competitive base salary in recognition of their job responsibilities for a publicly held company and has generally reviewed base salaries for our executives on an annual basis by considering several factors, including competitive factors within our industry, past contributions and individual performance. As discussed above, in setting base salaries the Committee is mindful of the total compensation paid to each individual and the overall goal of keeping the amount of cash compensation that is provided in the form of base salary substantially lower than the amount of bonus opportunity that is available, assuming that performance targets are met or exceeded. The Committee also takes into account compensation provided to the Named Executive Officers in past years, including any recent adjustments to their respective base salaries.

The Committee carefully reviewed the responsibilities and anticipated relative contributions of certain executives and decided to maintain 2008 base salary levels for 2009. In 2010, the Committee increased Mr. Harrington’s salary, but maintained base salaries for Mr. Billings & Mr. Tonkel at current levels.

Named Executive Officer	2009 Base Salary	2010 Base Salary
Eric F. Billings	$800,000	$800,000
J. Rock Tonkel, Jr.	$750,000	$750,000
Kurt R. Harrington	$250,000	$300,000

2009 Annual Performance-Based Bonus Opportunities

On March 31, 2009, the Committee approved the establishment of the 2009 executive bonus pool under our Amended Key Employee Incentive Plan, from which annual performance-based bonuses would be paid, if earned, to our Named Executive Officers, excluding Mr. Billings. In view of the one-time cash retention incentive payment that was awarded to Mr. Billings in March 2008, he decided to forgo any cash bonus that might otherwise have been awarded to him in 2008, 2009 and 2010. Given Mr. Billings’ commitment to forgo any cash in fiscal years 2008, 2009 and 2010, the Committee determined that it was appropriate to exclude Mr. Billings from the overall pool funding for 2009. The criterion for the 2009 executive bonus pool was based on “profitability,” defined as our pre-tax net income before deducting the 2009 executive bonus pool. The Committee set the executive bonus pool at 3.4% of our 2009 profitability, as defined, versus 4% in 2008 after determining that a 3.4% executive bonus pool would provide an adequate pay-for-performance incentive for the eligible Named Executive Officers. Individual bonus opportunities for each of the eligible Named Executive Officers were set in March 2009 at a percentage of the executive bonus pool (Mr. Tonkel—79% and Mr. Harrington—21%). The Committee retained the discretion to reduce the size of the 2009 executive bonus pool and to award a smaller performance-based bonus than would otherwise be earned under the bonus pool formula, if the award was earned based on our 2009 profitability. The Committee was advised by outside counsel that the 2009 executive bonus pool would be considered “performance-based” and therefore fully tax-deductible under Section 162(m) of the Internal Revenue Code. The Committee also retained discretion to award a discretionary bonus that would not be considered “performance-based” under Section 162(m) for performance achievements that were not considered at the beginning of the year (no such bonuses were awarded for 2009).

In February 2010, our executive management reported to the Compensation Committee the Company’s pre-tax net income, from continuing operations before bonus, of $141.8 million for 2009, and, consequently, performance-based bonuses for Messrs. Tonkel and Harrington were funded from the executive bonus pool. However, the Committee used its discretion to reduce the size of performance-based cash bonuses relative to the original formulaic payout values.

2009 Discretionary Bonuses

In February 2010, the Committee reviewed the performance of Messrs. Tonkel and Harrington for 2009 and noted that they successfully oversaw actions that the Committee believes will be beneficial to shareholder value over the long-term. Therefore, performance-based bonuses were awarded to Messrs. Tonkel and Harrington in connection with our achievement of the pre-determined profitability goal for 2009. The Committee deemed those awards to be sufficient, and, as such, did not recommend discretionary bonuses for Mr. Tonkel or Mr. Harrington for 2009 at that time. Given Mr. Billings’ agreement to forego any cash bonuses for 2008, 2009 and 2010, Mr. Billings was not considered eligible to receive a discretionary bonus for 2009.

2009 Long-Term Equity Incentive Awards

While the Committee determined that Company and Named Executive Officers’ performance was satisfactory, in 2009, no long-term equity awards were granted by us to our Named Executive Officers under our 2004 Plan. This decision was largely related to the Committee’s determination that there were an insufficient number of shares available to make competitively-sized equity grants to Named Executive Officers.

The Committee believes that a portion of Named Executive Officer compensation should be in the form of equity awards, as a retention tool and to align further the long-term interests of Named Executive Officers with those of our other shareholders. As described above, the Committee has discretion to determine the payment of Named Executive Officer bonuses through a combination of cash and restricted shares of our Class A common stock, which we refer to as “restricted stock.” Equity awards of restricted stock are made pursuant to our 2004 Plan.

Although the 2004 Plan provides for awards in the form of stock options, restricted stock and restricted stock units, equity awards to Named Executive Officers since the inception of the 2004 Plan have been in the form of restricted stock. Subject to continued employment with us or one of our affiliates, restricted stock awards to our Named Executive Officers are subject to forfeiture restrictions that either lapse ratably over a three-year period after the first anniversary of the date of grant, or cliff-vest on the third anniversary of the date of grant to encourage long-term retention of executives. Executives are entitled to dividends and voting rights with respect to unvested shares of restricted stock. We have less frequently made equity awards to our Named Executive Officers based on particular instances of significant individual performance or change in management duties because the Committee believes that long-term equity incentive awards are more effectively used as a retention tool and to achieve our shareholder incentive objective.

2008 Cash Retention Incentive Payment to Chief Executive Officer

As previously disclosed, on February 20, 2008, the Committee approved a one-time cash retention incentive payment to Mr. Billings in the amount of $2.0 million in an effort to ensure his continued service in the capacity of our Chairman or as our Chairman and Chief Executive Officer. The cash retention incentive payment was made subject to the terms and conditions of a retention incentive agreement, which was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. If Mr. Billings had voluntarily resigned or was terminated for cause (as defined in the agreement) prior to December 31, 2009, the entire $2.0 million cash retention incentive payment would have immediately become due for repayment in full, except as described below. If Mr. Billings had voluntarily resigned prior to December 31, 2009 after a change in control of our company (as defined in the 2004 Plan), together with any demotion or diminution of his responsibilities, no portion of the cash retention incentive payment would have been repayable. For purposes of the retention incentive agreement only, the definition of change in control (as defined in the 2004 Plan) excluded any business combination with an affiliated company, including our former subsidiary FBR Capital Markets.

2010 Total Direct Compensation Plan Updates

In March 2010, the Committee revisited its approach to structuring total compensation arrangements and adopted new short- and long-term incentive plans for 2010. The Committee feels that the new plans are more supportive of our revised business strategy, as we transformed and repositioned the Company in 2009. The new plans allow executives to earn incentive compensation based on the achievement of financial, strategic and individual goals, while more closely aligning the interests of the executives and the shareholders.

For 2010, rather than using a formula-based approach to annual incentives, short-term incentives will be targeted at 100% of base salary for Named Executive Officers, with cash payouts ranging from 50% of base salary for threshold performance to a maximum of 250% of base salary. Performance below threshold levels will not be rewarded with a payout. The Committee believes that these payout levels will position annual total cash compensation near the median of competitive practices for target performance, while providing appropriate downside risk and upside opportunity for each executive.

75% of the short-term incentive will be based on achievement of specific return on equity (“Adjusted ROE”) levels, and 25% will be based on the Committee’s assessment of each executive’s individual performance. Adjusted ROE is defined as core cash earnings, excluding non-cash stock compensation amortization and other non-cash and non-recurring expenses, divided by shareholders’ equity as of December 31, 2009. For the Adjusted ROE component of the incentives, no cash payouts will be paid if Adjusted ROE is below 8%, a cash payout will be paid on a sliding scale ranging from 50% of base salary if Adjusted ROE is 8%, 100% of base salary if Adjusted ROE is 11%, with a maximum payout of 250% of base salary if Adjusted ROE is 17% or greater.

While the annual bonus program is designed to reward short-term operational results, the long-term incentive program is designed to reward long-term shareholder value creation. The long-term incentive component will also provide a balance with the short-term component and will ensure management maintains focus on the long-term impact of their day-to-day decisions. For example, absent a counterbalancing incentive, the annual bonus program might encourage management to prematurely sell investments in order to increase Adjusted ROE, even if it is not in the best long-term interests of the Company. To provide incentives to maximize investment value and to reward the long-term shareholder value creation, the Committee decided to implement a separate long-term incentive program, rather than tying equity grants to the same performance objectives as short-term incentives.

For 2010, the Committee may consider granting long-term incentives in the form of Market Stock Units (“MSUs”), which are performance-based restricted stock units that are earned based on total shareholder return (i.e., share price change plus dividends on a deemed reinvested basis) over a multi-year period. Earned share units, if any, would be paid out in actual common shares. The Committee is also contemplating the requirement to achieve a minimum level of Adjusted ROE before any MSUs to be earned. Initial MSU grant sizes, if any, are expected to be determined using the targeted total pay approach, where the grant-date fair value of awards may be targeted position annual total direct compensation near the median of competitive practices for target performance.

Subject to the achievement of any required Adjusted ROE threshold over the performance period, the number of MSUs earned at maturity would be determined by the following formula:

MSUs earned at maturity = (MSUs granted + reinvested MSU dividends) X Stock performance multiplier

The stock performance multiplier would be calculated as the 30 trading-day average closing stock price (adjusted for dividends) at the end of the performance period divided by the 30 trading-day average closing price on grant date. Dividend equivalents would be deemed reinvested and subject to the same vesting schedule as underlying MSUs. The Committee is also considering applying additional thresholds and caps. For example, if the ending 30 trading-day average stock price is less than 50% of the 30 trading-day average at grant date, there would be no payout, and the maximum value for the stock performance multiplier would be 150%.

Stock Ownership Guidelines

Although the Committee has not established stock ownership guidelines, it recognizes that all of the Named Executive Officers have equity ownership, including some substantial share holdings, in our company. As of March 31, 2010, the Named Executive Officers beneficially owned approximately 8.1% of our outstanding Class A common stock in aggregate. As of March 31, 2010, Messrs. Billings and Tonkel also collectively beneficially own approximately 73.7% of our outstanding Class B common stock. The Committee believes that the current equity stakes of the Named Executive Officers closely align their interests with those of our shareholders.

Perquisites and Other Personal Benefits

Given the focus on cash and equity-based compensation in our industry as well as following executive compensation “best practices”, we do not believe that it is necessary to provide perquisites and other personal benefits as part of the total compensation of our Named Executive Officers. We do not provide to our Named Executive Officers perquisites such as personal financial planning services, tax advice, income tax preparation fees, housing or other living expenses, personal use of corporate aircraft or other personal travel, car allowances, commuting expenses or payment of uninsured medical costs. We do not provide tax “gross up” payments or other tax reimbursement payments to our Named Executive Officers.

Our Named Executive Officers are eligible to participate in our group health insurance and life insurance benefit programs on the same terms as other employees.

Deferred Compensation Plans

We do not have a deferred compensation plan available to our Named Executive Officers or to our other employees.

Post-Termination Compensation

We do not have employment contracts or post-termination compensation agreements with any of the Named Executive Officers, and we do not have contractual provisions or other arrangements with any of the Named Executive Officers, which provide for payments by us to a Named Executive Officer at, following, or in connection with the resignation, severance, retirement or other termination (including constructive termination) of a Named Executive Officer. The Board of Directors retains discretion to provide severance in a particular case, although we are under no obligation to do so. Unvested stock options and restricted stock awards held by grantees, including those held by Named Executive Officers, may vest upon a change of control or following a change of control as provided under the terms of our 2004 Plan, including prior plans.

Retirement Benefits

As part of our policy of maintaining performance-based compensation plans, we do not provide defined benefit plans or other retirement benefits to the Named Executive Officers, other than a tax-qualified defined contribution savings plan available to all of our employees pursuant to Section 401(k) of the Internal Revenue Code. In 2009, we provided matching contributions to certain employee contributions made under that plan for employees whose actual base salary, bonus and commission compensation is below $500,000 during the prior performance year.

Tax Deductibility of Certain Compensation

Section 162(m) of the Internal Revenue Code limits the ability of a public company to deduct for tax purposes compensation in excess of $1 million paid annually to each of the Chief Executive Officer and other executive officers named in the Summary Compensation Table. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by our shareholders. It is our intention to pay compensation that is fully tax deductible, pursuant to Section 162(m), when that is practicable. However, the Committee is of the view that there are circumstances in which the provision of compensation that is not fully deductible may be more consistent with the compensation philosophy and objectives of the Committee, as discussed above, and/or may be in the best interests of our company and our shareholders. The Committee’s ability to exercise discretion and to retain flexibility in this regard may, in certain circumstances, outweigh the advantages of qualifying all compensation as tax deductible under Section 162(m). The Committee believes that the compensation of the Named Executive Officers has been appropriately structured and administered so that a substantial component of total compensation is dependent upon, and directly related to, our performance.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table for 2009(1)

Performance-based bonuses were awarded and paid by us to Messrs. Tonkel and Harrington in cash for the 2009 performance year. Mr. Billings was not included in the performance-based bonus award for 2009. In 2009, no long-term equity awards were granted by us to our Named Executive Officers under our 2004 Plan.

In February 2010, our executive management reported to the Compensation Committee the Company’s pre-tax net income, from continuing operations before bonus, of $141.8 million for 2009, and, consequently, performance-based bonuses for Messrs. Tonkel and Harrington were funded from the executive bonus pool. However, the Committee used its discretion to reduce the size of performance-based cash bonuses relative to the original formulaic payout values.

In accordance with the rules of the SEC, the following table contains compensation information for each of our Named Executive Officers in 2009 for the years ended December 31, 2009, 2008 and 2007.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)		Option Awards(3)	Non-Equity Incentive Plan Comp.(4)	All Other Comp.(5)	Total
Eric F. Billings	2009	$800,000	$0	$0		$0	—	$20,478	$817,830
Chairman and Chief Executive Officer	2008	$1,760,000	$2,000,000	$13,471,668	(3)	$1,605,332	—	$12,508	$18,847,186	(3)
	2007	$960,000	$1,778,470	$717,859		$1,108,080	—	$7,879	$4,572,288

Kurt R. Harrington	2009	$250,000	$0	$0		$0	$650,000	$2,648	$900,000
Executive Vice President, Chief Financial Officer and Chief Accounting Officer	2008	$250,000	$0	$117,650		$0	—	$2,322	$367,650
	2007	$250,000	$675,496	$111,200		$410,400	—	$430	$1,447,526

J. Rock Tonkel, Jr.	2009	$750,000	$0	$0		$0	$950,000	$968	$1,700,000
President and Chief Operating Officer	2008	$750,000	$0	$9,457,500	(3)	$0	—	$810	$10,207,500	(3)
	2007	$750,000	$5,004,798	$416,118		$738,720	—	$3,578	$6,913,214

(1)	Includes $960,000 of annual base salary paid to Mr. Billings in 2008 by our former subsidiary FBR Capital Markets.

(2)	In 2008, we paid Mr. Billings a $2.0 million retention bonus pursuant to a retention incentive agreement, which required Mr. Billings to remain employed with our company in the capacity of Chairman of the Board and Chief Executive Officer or Chairman of the Board through at least December 31, 2009. Under the retention incentive agreement, in the event of any resignation by Mr. Billings or any termination of his employment by us for cause (as defined in the retention agreement) prior to December 31, 2009, Mr. Billings would have been required to repay the retention bonus in full.

(3)	No equity awards were granted to our Named Executive Officers in fiscal 2009.

The 2008 equity awards we granted to Messrs. Billings and Tonkel include retention awards, which were granted at $58.20 per share. As of December 31, 2009 share price of $15.23, the grants to Messrs. Billings and Tonkel were worth $2,665,250 and $2,474,875, respectively.

The amounts in the “Stock Awards” and “Option Awards” columns reflect the grant date fair value calculated in accordance with FASB ASC Topic 718 for awards granted to the Named Executive Officers during the fiscal year ended December 31, 2009, 2008, and 2007. These amounts include grants made by FBR Capital Markets in 2007 and 2008. FBR Capital Markets grants made to Mr. Billings include stock options and performance-based restricted stock units in 2008, and restricted stock and performance-based stock options in 2007. FBR Capital Market grants made to Mr. Harrington include restricted stock in 2008 and 2007, and performance-based stock options in 2007. FBR Capital Markets grants made to Mr. Tonkel include performance-based stock options granted in 2007.

For more information regarding the valuation of stock awards and option awards granted by us to the Named Executive Officers, please refer to Note 9 in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. Does not include options granted to Mr. Billings in February 2009 under the FBR Capital Markets Long-Term Incentive Plan.

(4)	In 2009, Messrs. Harrington and Tonkel received performance-based bonuses worth $650,000 and $950,000, respectively in relation to our achievement of the pre-determined corporate profitability goal.

(5)	In 2008, we paid $10,186 in insurance premiums and in 2009 we paid $17,830 in medical benefits for Mr. Billings.

Grants of Plan-Based Awards Table for 2009

None of our Named Executive Officers received grants of plan-based equity awards in the fiscal year ended December 31, 2009, under any plan. However, Messrs. Harrington and Tonkel received performance-based non-equity awards for their performance in 2009.

Outstanding Equity Awards At 2009 Fiscal Year-End

The following table sets forth information concerning our company’s equity awards held by our Named Executive Officers that were outstanding at December 31, 2009.

	Stock Awards
Name	Number of shares or units that that have not vested		Market value of shares or units that have not vested(1)
Eric F. Billings	118,296	(2)	$1,801,648
Kurt R. Harrington	977	(3)	$14,880
J. Rock Tonkel, Jr.	110,173	(4)	$1,677,935

(1)	The market value of the restricted shares was calculated based on the closing price of our Class A common stock on December 31, 2009, which was $15.23. Dividends, if any, are paid on outstanding shares of restricted stock at the same rate as paid to all holders of record of the Company’s Class A common stock.

(2)	The unvested shares of restricted stock held by Mr. Billings at December 31, 2009 will vest as follows: 1,065 split-adjusted shares (3,195 shares were awarded on July 25, 2007 and vest ratably in three annual installments beginning on the first anniversary of the date of grant, subject to continued employment); 564 split-adjusted shares (these shares were awarded on July 25, 2007 and vest on July 25, 2010, subject to continued employment); and 116,667 split-adjusted shares (175,000 shares were awarded on February 20, 2008 and vest ratably in three annual installments beginning on the first anniversary of the date of grant, subject to continued employment).

(3)	The unvested shares of restricted stock held by Mr. Harrington at December 31, 2009 vest as follows: 165 split-adjusted shares (495 shares were awarded on July 25, 2007 and vest ratably in three annual installments beginning on the first anniversary of the date of grant, subject to continued employment); 87 split-adjusted shares (these shares were awarded on July 25, 2007 and vest on July 25, 2010, subject to continued employment); 152 split-adjusted shares (these shares were awarded on February 20, 2008 and vest on February 20, 2011, subject to continued employment); and 573 split-adjusted shares (859 shares were awarded on February 20, 2008 and vest ratably in three annual installments beginning on the first anniversary of the date of grant, subject to continued employment).

(4)	The unvested shares of restricted stock held by Mr. Tonkel at December 31, 2009 vest as follows: 1,203 split-adjusted shares (3,609 shares were awarded on July 25, 2007 and vest ratably in three annual installments beginning on the first anniversary of the date of grant, subject to continued employment); 637 split-adjusted shares (these shares were awarded on July 25, 2007, and vest on July 25, 2010, subject to continued employment); and 108,333 split-adjusted shares (162,500 shares were awarded on February 20, 2008 and vest ratably in three annual installments beginning on the first anniversary of the date of grant, subject to continued employment).

Option Exercises and Stock Vested

The following table sets forth certain information regarding vesting of Arlington stock awards during the year ended December 31, 2009. No stock options to purchase Class A or Class B common stock were exercised by the Named Executive Officers in 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Eric F. Billings	59,398	$207,106
Kurt R. Harrington	1,701	$8,083
J. Rock Tonkel, Jr.	55,370	$194,080

(1)	The value realized on vesting is computed by multiplying the number of shares vesting by the market value of the underlying shares on the applicable vesting date.

COMPENSATION COMMITTEE REPORT

The Compensation Committee oversees the Company’s compensation program on behalf of the Board of Directors. In fulfilling its oversight duties, the Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” set forth in this proxy statement.

Based on the review and discussions referred to above, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in the proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2009.

Respectfully submitted,

Daniel J. Altobello
Peter A. Gallagher

April 12, 2010

On April 14, 2010, John T. Wall, the Chairman of the Compensation Committee, notified the Board of Directors of his determination not to stand for re-election at the annual meeting, due to personal health reasons. Mr. Wall did not participate in the review, discussions and recommendation with respect to the Compensation Discussion and Analysis referred to in the Compensation Committee Report above, and his term as a director will expire at the annual meeting.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in monitoring the Company’s financial reporting process. The Company has primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for expressing an opinion on the Company’s consolidated financial statements and on its internal control over financial reporting as of December 31, 2009, and on its 2009 and 2008 consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). In accordance with its charter, the Audit Committee met quarterly with PwC and with senior financial management to review their work and the financial results reported for the quarter, and otherwise complied with all provisions of such charter.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report on SEC Form 10-K for the year ended December 31, 2009 with the Company’s management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from PwC as required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2009, for filing with the SEC.

Respectfully submitted,

Ralph S. Michael, III, Chairman
Peter A. Gallagher
Wallace L. Timmeny

April 12, 2010

On April 12, 2010, John T. Wall, a member of the Audit Committee, notified the Board or Directors of his determination not to stand for re-election at the annual meeting, due to personal health reasons. Mr. Wall did not participate in the review, discussions and recommendation with respect to the audited financial statements referred to in the Audit Committee Report above, and his term as a director will expire at the annual meeting.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the annual meeting other than as set forth in this proxy statement. However, if any other matters properly come before the annual meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment, as permitted under our Bylaws and Virginia law.

By Order of the Board of Directors

D. Scott Parish
April 29, 2010	Corporate Secretary

Annex A

EXECUTION COPY

RIGHTS AGREEMENT

dated as of

June 5, 2009

between

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

Rights Agent

-i-

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of June 5, 2009 (the “Agreement”), between Friedman, Billings, Ramsey Group, Inc., a Virginia corporation doing business as Arlington Asset Investment Corp. (the “Company”), and American Stock Transfer & Trust Company LLC, a New York limited liability company (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, on June 1, 2009 (the “Rights Dividend Declaration Date”), the Board authorized and declared a dividend distribution of one right (a “Right”) for each share of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) and one Right for each share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock”) outstanding at the Close of Business (as hereinafter defined) on June 5, 2009 (the “Record Date”), each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Class A Common Stock and each share of Class B Common Stock issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1 Certain Definitions

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (other than the Company, any Related Person or any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.9% or more of the shares of Class A Common Stock then-outstanding, provided, however, that any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on the Record Date will not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as such shareholder acquires the beneficial ownership of one additional share of Class A Common Stock, and provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Class A Common Stock outstanding, (ii) the exercise or vesting of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees that are held by a director, officer or employee of the Company or its Affiliates, (iii) any unilateral grant of any security by the Company approved by the Board or a committee thereof, or (iv) an Exempt Transaction, unless and until such time, in each case, as such shareholder acquires the beneficial ownership of one additional share of Class A Common Stock. Notwithstanding the foregoing, no Person shall be an Acquiring Person unless the Board shall have affirmatively determined, in its sole and absolute discretion, within ten Business Days (or such later time as the Board may determine) after such Person has otherwise met the requirements of this Section 1(a), that such Person shall be an Acquiring Person.

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Class A Common Stock or Class B Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

(d) “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(e) “Authorized Officer” shall mean the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company.

(f) A Person shall be deemed the “Beneficial Owner” of, and to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into Class A Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Class A Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; and, provided further, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations, or

(iii) which any other person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(e) shall cause a Person engaged in business as an underwriter of securities or member of a selling to group to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(g) “Board” shall mean the Board of Directors of the Company.

(h) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York (or such other state in which the principal office of the Rights Agent may be located) are authorized or obligated by law or executive order to close.

(i) “Class A Common Stock” shall have the meaning set forth in the recitals of this Agreement.

(j) “Class B Common Stock” shall have the meaning set forth in the recitals of this Agreement.

(k) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(l) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(m) “Common Stock” shall mean the Class A Common Stock together with the Class B Common Stock.

(n) “Company” shall have the meaning set forth in the preamble of this Agreement.

(o) “Company’s Articles of Incorporation” shall mean the Amended and Restated Article of Incorporation of the Company.

(p) “Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(q) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(r) “Distribution Date” shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the then-outstanding Class A Common Stock.

(s) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(u) “Exchange Ratio” shall have the meaning set forth in Section 23(a) hereof

(v) “Exempt Person” shall mean a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Class A Common Stock would not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of its Tax Benefits or who the Board determines, in its sole and absolute discretion, should, in the best interests of the Company, be treated as an Exempt Person, provided, however, that, any Person shall cease to be an Exempt Person as of the date that such Person ceases to beneficially own 4.9% or more of the shares of the then outstanding Class A Common Stock. Additionally, a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its Tax Benefits; and provided, further, that the Board may set any terms, conditions or limitations to any determination that a Person is an Exempt Person as the Board may determine in its sole and absolute discretion.

(w) “Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable; provided, however, the Board may set any terms, conditions or limitations on such transaction as it determines in its sole and absolute discretion.

(x) “Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged as provided in Section 23 hereof, (iv) the repeal of Section 382 and Section 383 of the Code or any successor statute if the Board determines in its sole and absolute discretion that this Agreement is no longer necessary for the preservation of Tax Benefits or otherwise in the best interests of the Company, (v) the beginning of a taxable year of the Company to which the Board determines in its sole and absolute discretion that no Tax Benefits may be carried forward and (vi) the Close of Business on June 4, 2010 if Shareholder Approval has not been obtained.

(y) “Final Expiration Date” shall be June 4, 2019.

(z) “Nasdaq” means The Nasdaq Stock Market.

(aa) “NYSE” means the New York Stock Exchange.

(bb) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

(cc) “Preferred Stock” shall mean shares of Series A Junior Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Articles of Amendment to the Company’s Articles of Incorporation designating the Series A Junior Preferred Stock attached hereto as Exhibit A.

(dd) “Purchase Price” shall mean initially $3.00 per one ten-thousandth of a share of Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(ee) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ff) “Redemption Price” shall mean $0.01 per Right, subject to adjustment by the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(gg) “Related Person” shall mean (i) any Subsidiary of the Company (but specifically excluding FBR Capital Markets Corporation) or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company (but specifically excluding FBR Capital Markets Corporation) or any entity holding shares of Class A Common Stock or Class B Common Stock, as the case may be, for or pursuant to the terms of any such plan.

(hh) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(ii) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(jj) “Rights Certificates” shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(kk) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(ll) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm) “Securities Act” shall mean Securities Act of 1933, as amended.

(nn) “Shareholder Approval” shall mean the approval of this Agreement by the holders of the outstanding shares of Common Stock of the Company in accordance with the Company’s Articles of Incorporation, bylaws and applicable law.

(oo) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to the Exchange Act) by the Company that an Acquiring Person has become such or such earlier date as the Board shall determine that a Person has become an Acquiring Person.

(qq) “Subsidiary” shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(rr) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ss) “Summary of Rights “ shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(tt) “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Company or any direct or indirect Subsidiary thereof.

(uu) “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock are listed or admitted to trading is open for the transaction of business or, with respect to the shares of Class B Common Stock which are not listed or admitted to trading on any national securities exchange, a Trading Day for the Class A Common Stock.

(vv) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

Section 2 Appointment of Rights Agent

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby certifies that it complies with the requirements of the New York Stock Exchange governing transfer agents and registrars. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent. Prior to the appointment of a co-rights agent, the specific duties and obligations of each such co-rights agents shall be set forth in writing and delivered to the Rights Agent and the proposed co-rights agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-rights agent. To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement. The Rights Agent will have no duty to supervise, and in no event will be liable for, the acts or omissions of any co-rights agent.

Section 3 Issuance of Rights Certificates

(a) Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b)) by the certificates representing the shares of Class A Common Stock or Class B Common Stock, registered in the names of the record holders thereof (which certificates representing such shares of Class A Common Stock and/or Class B Common Stock shall also be deemed to be Rights Certificates), (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Class A Common Stock and/or Class B Common Stock, and (iii) the surrender for transfer of any certificates representing such shares of Class A Common Stock and/or Class B Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the shares of Class A Common Stock and/or Class B Common Stock represented by such certificates.

(b) On, or as reasonably practicable after, the Record Date, the Company shall send by first class, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as of such date, a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C. With respect to certificates for Class A Common Stock and Class B Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Failure to provide notice of the Summary of Rights on a timely basis or at all, or to have and hold a copy of such Summary of Rights, shall not invalidate the Rights or impact their transfer with the underlying shares of Class A Common Stock and/or Class B Common Stock.

(c) Rights shall be issued by the Company in respect of all shares of Class A Common Stock and Class B Common Stock (other than any shares of Class A Common Stock and Class B Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, provided that pursuant to Section 21 hereof, Rights may be issued after the Distribution Date and before the Expiration Date. Certificates representing such shares of Class A Common Stock and Class B Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Class A Common Stock or Class B Common Stock may from time to time be listed or quoted:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Friedman, Billings, Ramsey Group, Inc. and American Stock Transfer & Trust Company LLC, dated as of June 5, 2009 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Friedman, Billings, Ramsey Group, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Friedman, Billings, Ramsey Group, Inc. shall mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

(d) Any Rights Certificate issued pursuant to this Section 3 or Section 21 hereof that represents Rights beneficially owned by an Acquiring Person or any of its Associates or Affiliates and any Rights Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any of its Associates or Affiliates or to any nominee of such Acquiring Person, Associate or Affiliate and any Rights Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be subject to and contain a legend in substantially the following form or such similar legend as the

Company may deem appropriate and is not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

(e) As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), by first class, insured, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Rights Certificate representing one Right for each share of Class A Common Stock and/or Class B Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

(f) In the event that the Company purchases or otherwise acquires any shares after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Class A Common Stock and/or Class B Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Class A Common Stock and/or Class B Common Stock so purchased or acquired.

Section 4 Form of Rights Certificates

The Rights Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustments as provided in this Agreement.

Section 5 Countersignature and Registration

(a) The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall, if required by applicable law, have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by any Authorized Officer, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the

Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(e) hereof, a shareholder list and all other relevant information referred to in Section 3(e) or as reasonably requested by the Rights Agent, the Rights Agent shall keep, books for registration and transfer of the Rights Certificates issued hereunder or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6 Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates

(a) Subject to the provisions of Section 7(d) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 23 hereof) representing exercisable Rights may be transferred, split up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7 Exercise of Rights; Purchase Price; Expiration Date of Rights

(a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date and prior to the Expiration Date, and thereafter the registered holder of any Right Certificate may, subject to

Section 11(a)(ii) and Section 23 hereof, exercise the Rights evidenced thereby in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d)) hereof for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised.

(b) Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one ten-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Class A Common Stock or Class B Common Stock, as the case may be, in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Rights Certificate pursuant to Section 6 or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request, including, but not limited to, confirmation that such Person is not an Acquiring Person, or Affiliate, Associate or transferee thereof.

Section 8 Cancellation and Destruction of Rights Certificates

All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9 Company Covenants Concerning Securities and Rights

(a) The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, and/or other securities, or any shares of any such security of the Company held in its treasury, a number of shares of Preferred Stock (or any other security of the Company as may be applicable at the time of exercise) that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b) The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of any Person becoming an Acquiring Person, shares of Class A Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, or quoted on Nasdaq, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on the Nasdaq, upon official notice of issuance upon such exercise. Notwithstanding anything contained herein to the contrary, the Company shall not be required to cause the Class B Common Stock or associated Rights to be listed on a national securities exchange or quoted on the Nasdaq.

(c) The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of any Person becoming an Acquiring Person, shares of Class A Common Stock, Class B Common Stock and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

(d) The Company covenants and agrees it will pay when due and payable any and all federal or state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(e) If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 120 days, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Class A Common Stock, Class B Common Stock, or other securities upon the exercise thereof under state securities or “blue sky” laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 120 days, in each relevant jurisdiction until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f) Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not take (or, to the extent practical, permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

(g) In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 7, 11, 13 or 23 it shall make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

Section 10 Record Date

Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11 Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights

The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the Record Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the shares of Preferred Stock were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

(ii) Subject to Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Class A Common Stock or Class B Common Stock, as the case may be, (or at the option of the Company, such number of one ten-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Per Share Market Price of the Company’s Class A Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Class A Common Stock or Class B Common Stock, as the case may be, so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the “invalidation time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (1) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined, in its sole and absolute discretion, is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its determinations or failure to make any determinations, with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

(iii) The Company may at its option substitute for a share of Class A Common Stock or Class B Common Stock, as the case may be, issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Class A Common Stock or Class B Common Stock, as the case may be. In the event that there shall be an insufficient number of Class A Common Stock or Class B Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), or if the Board shall otherwise determine to do so, the Board shall or may, as the case may be, with respect to such deficiency or otherwise, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one ten-thousandths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Class A Common Stock and/or Class B Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Class A Common Stock and/or Class B Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Class A Common Stock or Class B Common Stock, as the case may be, (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock equivalents”) (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Class A Common Stock and Class B Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), or if the Board shall otherwise determine to do so, then the Company shall deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock and/or Class B Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have, as determined by the Board in good faith, an aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Class A Common Stock and/or Class B Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such thirty (30) day period may be extended to the extent necessary, but not more than one hundred twenty (120) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

(b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market

Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security (a “Security” for purposes of this Section 11(d)(i) only) on any date shall be deemed to be the average of the daily closing prices per share of a share of the Class A Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If the Security is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Security shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii) For the purpose of any computation hereunder, the “Current Per Share Market Price” of shares of the Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Class A Common Stock multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Class A Common Stock occurring after the date of this Agreement). If neither the Class A Common Stock, Class B Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one ten-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by ten thousand.

(e) Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of a share of a Class A Common Stock or Class B Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth)

obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of the same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k) If relevant under applicable law, before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l) In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such shareholders.

(n) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Class A

Common Stock or Class B Common Stock payable in shares of Class A Common Stock and/or Class B Common Stock, as applicable, (ii) subdivides the outstanding shares of Class A Common Stock or Class B Common Stock, (iii) combines the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Class A Common Stock or Class B Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Class A Common Stock and/or each share of Class B Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Class A Common Stock and/or each share of Class B Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Class A Common Stock or Class B Common Stock, as applicable, immediately prior to such event by a fraction the numerator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as applicable, outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as the case may be, outstanding immediately following the occurrence of such event. Further, in the case of a reclassification, appropriate adjustments shall be made so as to best reasonably approximate the foregoing intent, as determined by the Board. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

Section 12 Certificate of Adjusted Purchase Price or Number of Shares

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Class A Common Stock and Class B Common Stock, a copy of such certificate, and (c) make a public announcement thereof and, if deemed necessary or appropriate, mail a brief summary thereof to each holder of a Rights Certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

Section 13 Fractional Rights and Fractional Shares

(a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one ten-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Class A Common Stock shares for such Trading Day multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Class A Common Stock shares occurring after the date of this Agreement).

(c) Following the occurrence of any Person becoming an Acquiring Person, the Company shall not be required to issue fractions of shares of Class A Common Stock or Class B Common Stock, as the case may be, upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock or Class B Common Stock, as the case may be. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 13(c), the current market value of one share of Class A Common Stock, or other security issuable upon the exercise or exchange of Rights shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

Section 14 Rights of Action

(a) All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Class A Common Stock and Class B Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock and Class B Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock or Class B Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 15 Agreement of Rights Holders

Every holder of a Right consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Class A Common Stock or Class B Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed and accompanied by a properly executed instrument of transfer with the appropriate forms and certificates fully executed;

(c) the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Class A Common Stock or Class B Common Stock share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Class A Common Stock or Class B Common Stock share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(d) such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13; and

(e) Rights held by an Acquiring Person, including its Affiliates and Associates, and transferees thereof, may be void in accordance with the terms hereof.

Section 16 Rights Certificate Holder Not Deemed a Shareholder

No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a shareholder of the Company including any right to vote on any matter submitted to shareholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

Section 17 Concerning the Rights Agent

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b) The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Class A Common Stock, Class B Common Stock or other securities of the Company, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19.

(c) Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 18 Merger, Consolidation or Change of Name of Rights Agent

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 19 Duties of Rights Agent

The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights

Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with the content of such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 12, 22 or 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Class A Common Stock, Class B Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Class A Common Stock, Class B Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof and that there shall not have been gross negligence, bad faith or willful misconduct as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction.

(j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l) The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

(m) The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Section 20 Change of Rights Agent

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ written notice mailed to the Company, and to each transfer agent of the shares of Class A Common Stock, Class B Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ written notice, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of the State of New York or of any

other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $25,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for he purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21 Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Class A Common Stock or Class B Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Class A Common Stock or Class B Common Stock so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Class A Common Stock or Class B Common Stock and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights as would have been issued in respect of such shares of Class A Common Stock or Class B Common Stock if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22 Redemption

(a) The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at the Redemption Price. The redemption of the Rights may be made effective at such time, on such basis and with such terms, conditions and limitations as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the effectiveness of the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the shares of Class A Common Stock and Class B Common Stock; provided however, that the failure to give, or any defect in, any such notice will not affect the validity of the Redemption of the Rights. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Section 23 Exchange

(a) The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Class A Common Stock or Class B Common Stock, as the case may be, at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, or one ten-thousandth of a share of Preferred Stock in accordance with clause (c) below, per Right, appropriately adjusted to reflect any stock split, combination, stock dividend, reclassification or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 23 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A Common Stock or Class B Common Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Class A Common Stock or Class B Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) The Company may at its option substitute and, in the event that there shall not be sufficient shares of Class A Common Stock or Class B Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Class A Common Stock and/or Class B Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred shares as such term is defined in Section 11(b)) such that the Current Per Share Market Price of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the Current Per Share Market Price of such Class A Common Stock or Class B Common Stock, as the case may be, as of the date of such exchange.

Section 24 Notice of Certain Events

(a) If the Company proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation or merger into or with any other Person, (v) to effect the liquidation, dissolution or winding up of the Company or (vi) declare or pay any dividend on the shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, respectively, or, other than as contemplated in the definitive proxy filed on Schedule 14A filed by the Company with the Securities and

Exchange Commission on May 1, 2009, to effect a subdivision, combination or reclassification of the Class A Common Stock or Class B Common Stock as the case may be, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Class A Common Stock, Class B Common Stock, and/or Preferred Stock for purposes of such action, and in the case of any such other action covered by clause (1) or (ii) above at least ten (10) days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier. Failure to provide any such notice described above shall not invalidate the action taken.

(b) If a Stock Acquisition Date occurs, then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights.

Section 25 Notices

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights) as follows:

Friedman, Billings, Ramsey Group, Inc.

1001 Nineteenth Street North

Arlington, Virginia 22209

Attention: J. Rock Tonkel, Jr., President and Chief Operating Officer

Facsimile: (703) 469-1145

Phone: (703) 312-9622

(b) Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately upon receipt, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, New York 10038

Attention: Stock Transfer Administration

Facsimile: (718) 921-8336

Phone: (718) 921-8206

(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Class A Common Stock or Class B Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 26 Supplements and Amendments

Prior to the Distribution Date, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders Rights, any such supplement or amendment to be evidenced by writing signed by the Company and the Rights Agent. From and after the time at which the Rights cease to be redeemable pursuant to Section 22, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, (iv) to provide for procedural mechanics designed to implement the intent of this Agreement as determined by the Board or (v) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect, in any material respect, the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that adversely affects the Rights Agent’s own right, duties, obligations or immunities under this Agreement.

Section 27 Successors

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28 Determinations and Actions by the Board

(a) For all purposes of this Agreement, any calculation of the number of shares of Class A Common Stock or Class B Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Class A Common Stock or Class B Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code or any successor or replacement provision.

(b) The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or amend this Agreement).

(c) All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board, or any of the directors on the Board to any liability to any person, including without limitation the Rights Agent and the holders of the Rights. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

Section 29 Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock).

Section 30 Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 30 will affect the ability of the Company under the provisions of Section 26 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

Section 31 Governing Law

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Virginia and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 32 Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 33 Descriptive Headings; Interpretation

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. For the avoidance of doubt and for clarification purposes only, if under any circumstance contemplated herein Rights become exercisable for the purchase of shares of Class A Common Stock or Class B Common Stock, such Rights may only be exercised as follows:

(A) Rights issued in respect of Class A Common Stock will be exercisable only for the purchase of shares of Class A Common Stock (or any common stock equivalents issued in respect thereof) and (B) Rights issued in respect of Class B Common Stock will be exercisable only for the purchase of shares of Class B Common Stock (or any common stock equivalents issued in respect thereof).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

/s/ Kurt R. Harrington
Name:	Kurt R. Harrington
Title:	Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

/s/ Herbert J. Lemmer
Name:	Herbert J. Lemmer
Title:	Vice President

[Signature Page to Rights Agreement]

Exhibit A

FORM OF ARTICLES OF AMENDMENT OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Pursuant to Section 13.1-639 of the Virginia Stock Corporation Act)

1. The name of the Corporation is Friedman, Billings, Ramsey Group, Inc. (the “Corporation”).

2. Capitalized terms used in these Articles of Amendment and not otherwise defined shall have the meaning given to such term in the Articles of Incorporation.

3. The amendment adopted is to add a new Section 4.3 after Section 4.2 in the Articles of Incorporation to read as follows:

“Section 4.3. Series A Junior Preferred Stock. There is hereby established a series of the Corporation’s authorized Preferred Stock, to be designated as the “Series A Junior Preferred Stock” (the “Series A Preferred Stock”) and having a par value of $0.01 per share. The designation and number, and relative rights, preferences and limitations of the Series A Preferred Stock, insofar as not already fixed by any other provisions of these Articles of Incorporation, shall be as follows:

(a) Designation and Amount. The shares of such series shall be designated as Series A Junior Preferred Stock, par value $0.01 per share. The number of shares of Series A Preferred Stock initially constituting such series shall be 100,000; provided, however, that, if more than a total of 100,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement dated as of June 5, 2009, between the Corporation and American Stock Transfer & Trust Company LLC, as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 13.1-639 of the Virginia Stock Corporation Act, as amended from time to time (the “VSCA”), shall direct by resolution or resolutions that Articles of Amendment of the Articles of Incorporation be properly executed and filed with the State Corporation Commission of Virginia providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Articles of Incorporation then permit) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

(b) Dividends and Distributions.

(i) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, (A) quarterly dividends payable in cash on or before the 30th day of January, April, July and October in each year, or such other dates as may be required by Section 4.3(b)(ii) or as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $0.01 per whole share (rounded to the nearest cent), less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (B) since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (B) dividends payable in cash on the Dividend Payment Date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect multiplied by the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of non-cash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. As used herein, the “Formula Number” shall be 10,000; provided, however, that, if at any time after June 5, 2009 (the “Rights Declaration Date”), the Corporation shall (x) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (y) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (z) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after the Rights Declaration Date, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then, in each such event, the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Series A Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

(ii) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 4.3(b)(i) above immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $0.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Dividend Payment Date.

(iii) Dividends will accrue, and be cumulative, on outstanding shares of Series A Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series A Preferred Stock or the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue, and be cumulative, from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 30 calendar days prior to the date fixed for the payment thereof.

(c) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(i) Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the Formula Number then in effect on all matters submitted to a vote of the holders of the Common Stock.

(ii) Except as provided in this Section 4.3(c) or by the VSCA, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as a single voting group for the election of directors of the Corporation and on all matters submitted to a vote of shareholders of the Corporation.

(iii) If, at the time of any annual meeting of shareholders at which the election of directors is to be considered, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting as a single voting group, to the exclusion of the holders of Common Stock, shall be entitled at said meeting of shareholders (and at each subsequent annual meeting of shareholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number then in effect. Until the default in payments of all dividends that permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 4.3(c)(iii) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 4.3(c).

(iv) Except as provided in this Section 4.3(c) or Section 4.3(k) or as otherwise provided by the VSCA, holders of the Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with the holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

(d) Restrictions.

(i) Whenever dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 4.3(b) above are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding have been paid in full, the Corporation will not:

(A) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) (“Junior Stock”) to the shares of Series A Preferred Stock;

(B) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) (“Parity Stock”) with the shares of Series A Preferred Stock, except dividends paid ratably on the shares of Series A Preferred Stock and all such Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(C) redeem, purchase or otherwise acquire for consideration shares of any Junior Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other Junior Stock of the Corporation; or

(D) redeem, purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(ii) The Corporation will not permit any majority-owned subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (i) of this Section 4.3(d), purchase or otherwise acquire such shares at such time and in such manner; provided, however, the restriction set forth in this Section 4.3(d)(ii) will not apply to FBR Capital Markets Corporation.

(e) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation, and upon the taking of any action required by applicable law, become authorized but unissued shares of Preferred Stock, undesignated as to series, and may be reissued as part of a new series of Preferred Stock as permitted by the VSCA.

(f) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution will be made to (i) the holders of shares of Junior Stock (either as to dividends or upon liquidation, dissolution or winding up) unless, prior thereto, the holders of shares of Series A Preferred Stock have received an amount equal to sum of the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (A) $0.01 per whole share of Series A Preferred Stock or (B) an aggregate amount per share of Series A Preferred Stock equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of Parity Stock (either as to dividends or upon liquidation, dissolution or winding up), except distributions made ratably on the shares of Series A Preferred Stock and all other such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up of the Corporation.

(g) Consolidation, Merger, Etc. In the event that the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series A Preferred Stock will at the same time be similarly exchanged for or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event both this Section 4.3(g) and Section 4.3(b) appear to apply to a transaction, this Section 4.3(g) shall control.

(h) Redemption. The shares of Series A Preferred Stock are not redeemable.

(i) Rank. The Series A Preferred Stock ranks, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Corporation's Preferred Stock, if any, unless the Board of Directors of the Corporation shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of any such other series.

(j) Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one-ten thousandth (1/10,000) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (i) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one-ten thousandth (1/10,000) of a share or any integral multiple thereof or (b) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

(k) Amendment. This Section 4.3 shall not hereafter be amended, either directly, indirectly or through a merger, consolidation or other business combination, in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect the holders of the shares of Series A Preferred Stock adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separately as a single voting group.”

4. The foregoing amendment to the Articles of Incorporation was duly adopted by the Board of Directors of the Corporation on June 1, 2009, without shareholder action, which shareholder action was not required in accordance with the Articles of Incorporation and Virginia Stock Corporation Act.

5. Pursuant to Section 13.1-606 of the Virginia Stock Corporation Act, the foregoing amendment to the Articles of Incorporation shall become effective at 12:01 a.m. on June 5, 2009.

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IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed by its duly authorized Chairman of the Board and Chief Executive Officer as of this      day June, 2009.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:
Name:
Title:

[Signature Page to Articles of Amendment Designating Series A Junior Preferred Stock]

Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-	Rights in respect of Class Common Stock

NOT EXERCISABLE AFTER JUNE 4, 2019 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

This certifies that                                         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, (the “Rights Agreement”), by and between Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (the “Company”), and American Stock Transfer & Trust Company LLC (the “Rights Agent”), dated as of June 5, 2009, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid nonassessable share of Series A Junior Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $3.00 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer that the Board of Directors of the Company has determined, in its sole and absolute discretion, is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a

Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other Securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                  , 20    .

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Name:
Title:

Countersigned

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

Name:
Title:

Signature Page to Rights Certificate

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer this Rights Certificate)

FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated :             ,

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:             ,

Signature

Form of Reverse Side of Rights Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise this Rights Certificate)

To Friedman, Billings, Ramsey Group, Inc.:

The undersigned hereby irrevocably elects to exercise                                          Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:             ,

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:             ,

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON INCLUDING AFFILIATES AND ASSOCIATES THEREOF, (EACH AS DEFINED IN THE RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On June 1, 2009, the Board of Directors (the “Board”) of Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (the “Company”), adopted a rights plan and declared a dividend of one preferred share purchase right for each outstanding share of Class A common stock and Class B common stock. The dividend is payable to our shareholders of record at the close of business as of June 5, 2009. The terms of the rights and the rights plan are set forth in a Rights Agreement, by and between us and American Stock Transfer & Trust Company LLC, as Rights Agent, dated as of June 5, 2009 (the “Rights Plan”).

This summary of rights provides only a general description of the Rights Plan, and thus, should be read together with the entire Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Plan. Upon written request, the Company will provide a copy of the Rights Plan free of charge to any of its shareholders.

The Board adopted the Rights Plan in an effort to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (“NOLs”), net capital loss carryforwards (“NCLs”) and built-in losses under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, which may be used to reduce potential future federal income tax obligations. The Company’s ability to use its NOLs, NCLs and built-in losses would be limited if there was an “ownership change” under Section 382 of the Internal Revenue Code. This would occur if shareholders owning (or deemed under Section 382 to own) 5% or more of the Company’s stock increase their collective ownership of the aggregate amount of outstanding shares of the Company by more than 50 percentage points over a defined period of time. The Rights Plan was adopted to reduce the likelihood of an “ownership change” occurring as defined by Section 382.

The rights issued under the Rights Plan contain provisions designed to dissuade a person from acquiring a number of shares of the Company’s Class A common stock that could result in an ownership change and thereby limit the use by the Company or cause the loss altogether of the Company’s NOLs, NCLs and built-in losses. The Rights Plan was not adopted for defensive or anti-takeover purposes but rather to protect shareholder value and it will terminate if and when the Board determines that no tax benefits may be carried forward.

The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an “Acquiring Person”) without the approval of our Board. Shareholders who own 4.9% or more of our outstanding Class A common stock as of the close of business on June 5, 2009 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire additional shares so that they own 4.9% or more of the Class A common stock. The Rights Plan does not exempt any future acquisitions of Class A common stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. No Person shall be an Acquiring Person unless the Board shall have affirmatively determined, in its sole and absolute discretion, within ten (10) business days (or such later time as the Board may determine) after such person has otherwise met the requirements of becoming an Acquiring Person, that such person shall be an Acquiring Person.

The Rights. Our Board authorized the issuance of one right per each outstanding share of our Class A common stock and Class B common stock payable to our shareholders of record as of the close of business on June 5,

2009. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series A Junior Preferred Stock for a purchase price of $3.00, subject to adjustment in accordance with the terms of the Rights Plan (the “Purchase Price”). If issued, each fractional share of preferred stock would give the shareholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a right does not give its holder any rights as a shareholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will generally not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% or more of the Class A common stock.

We refer to the date that the rights may first become exercisable as the “Distribution Date.” Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock.

After the Distribution Date and following a determination by the Board that a person is an Acquiring Person, each holder of a right, other than rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a market value of two times the Purchase Price.

Exchange. After the Distribution Date and following a determination by the Board that a person is an Acquiring Person, the Board may exchange the rights (other than rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Class A common stock or Class B common stock, as the case may be, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The rights and the Rights Plan will expire on the earliest of (i) June 4, 2019, (ii) the time at which the rights are redeemed pursuant to the Rights Plan, (iii) the time at which the rights are exchanged pursuant to the Rights Plan, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) the Close of Business on June 4, 2010 if Shareholder Approval has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a forward or reverse stock split or a reclassification of the preferred shares or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be made.

Anti-Takeover Effects. While this was not the intent of our Board when adopting the Rights Plan, the Rights will have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire the Company without the approval of our Board. As a result, the overall effect of the Rights may be to render more difficult or discourage any attempt to acquire the Company even if such acquisition may be favorable to the interests of the Company’s shareholders. Because our Board can redeem the Rights, the Rights should not interfere with a merger or other business combination approved by the Board.

Amendments. Before the Distribution Date, our Board may amend or supplement the rights Plan without the consent of the holders of the rights. After the Distribution Date, our Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, to provide for procedural mechanics designed to implement the intent of the Rights Plan as determined by our Board or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect, in any material respect, any holders of Rights, and no such amendment may cause the Rights again to become redeemable or cause the Rights Plan again to become amendable other than in accordance with the applicable timing of the Rights Plan.

Annex B

ARLINGTON ASSET INVESTMENT CORP.

2010 LONG-TERM INCENTIVE PLAN

Arlington Asset Investment Corp., a corporation existing under the laws of the Commonwealth of Virginia (the “Company”), hereby establishes and adopts the following 2010 Long-Term Incentive Plan (the “Plan”).

1.	PURPOSE OF THE PLAN

1.1. Purpose. The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

2.1. “Accounting Firm” shall have the meaning set forth in Section 11.4.

2.2. “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.3. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Dividend Equivalent, Interest Equivalent, Other Stock-Based Award, or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4. “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5. “Board” shall mean the board of directors of the Company.

2.6. “Change in Control” shall have the meaning set forth in Section 11.1.

2.7. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.8. “Committee” shall mean the Compensation Committee of the Board.

2.9. “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.10. “Director” shall mean a non-employee member of the Board.

2.11. “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.12. “Employee” shall mean any employee of the Company or any Affiliate. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Affiliate, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.13. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14. “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on the New York Stock Exchange on such date (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) or, if the Company is not then listed on the New York Stock Exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

2.15. “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.16. “Interest Equivalent” shall have the meaning set forth in Section 12.5.

2.17. “Limitations” shall have the meaning set forth in Section 3.3.

2.18. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.19. “Other Stock-Based Award” shall have the meaning set forth in Section 8.1.

2.20. “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

2.21. “Payee” shall have the meaning set forth in Section 13.1.

2.22. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 9.

2.23. “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.24. “Performance Share” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.25. “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.26. “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.27. “Prior Plans” shall mean, collectively, the FBR Stock and Annual Incentive Plan, the Friedman, Billings, Ramsey Group, Inc. 2004 Long-Term Incentive Plan, and the Company’s Non-Employee Director Stock Compensation Plan.

2.28. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.29. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.30. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.31. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.32. “Restriction Period” shall have the meaning set forth in Section 7.1.

2.33. “Shares” shall mean the shares of Class A common stock of the Company, par value $0.01 per share.

2.34. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.35. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.36. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.37. “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

In addition, certain other terms used in the Plan have definitions provided to them in the first place in which they are used herein.

3.	SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 500,000 Shares shall be authorized for grant under the Plan, plus any Shares remaining available for grant under the Prior Plans on the effective date of the Plan (determined without regard to the earlier expiration or termination of the Prior Plan).

(b) If any Shares subject to an Award or to an award under the Prior Plans are forfeited, expire or otherwise terminate without issuance of such Shares on or after the effective date of the Plan, or any Award or award under the Prior Plans is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award on or after the effective date of the Plan, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan. In the event that on or after the effective date of the Plan (i) any option or award granted under the Prior Plans is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall again be available for Awards under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan and Substitute Awards may be granted without regard to the Limitations prescribed by Section 3.3. Shares subject to a Substitute Award shall not again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or any Affiliate prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

3.3. Limitations on Grants to Individual Participant. Subject to adjustment as provided, in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 250,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Awards and/or Other Stock-Based Awards that are denominated in Shares in any calendar year with respect to more than 250,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any calendar year with respect to Performance Awards and/or Other Stock-Based Awards that are valued with reference to property other than Shares is $10,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations and the dollar limit on Performance Awards and/or Other Stock-Based Awards that are valued with reference to property other than Shares.

4.	ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.

4.2. Administration.

(a) The Plan shall be administered by the Committee. The Directors may remove from, add members to, or fill vacancies on, the Committee.

(b) The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents or Interest Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the final approval of the Board.

(d) To the extent not inconsistent with applicable law or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may delegate to (i) a committee of one or more Directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, to one or more officers or a committee of officers the right to grant Awards to Employees who are not Directors or officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or officers of the Company.

5.	OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Section 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2. Award Agreements. All Options granted pursuant to this Section 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. The grant of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Section 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Section 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as described in Section 11.2 or Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

5.4. Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted, except in the event of death or disability.

5.5. Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including by certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation), valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option,

(v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. Except under certain circumstances contemplated by Section 11 or as may be set forth in an Award Agreement with respect to death or disability of a Participant, Options granted to employees of the Company or any Subsidiary will not be exercisable before the expiration of one year from the date the Option is granted (but may be exercisable pro rata over such time).

(c) Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a Tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6. Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

6.	STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may grant Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other lesser amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or, in the case of a Tandem Stock Appreciation Right granted on the date of grant of the related Option, the option price per share of the related Option.

(b) Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(d) Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised; provided, however, that if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies.

(e) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(f) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2(f), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) except in the event of death or disability, a term of greater than ten years. Except under certain circumstances contemplated by Section 11 or as may be set forth in an Award Agreement with respect to death or disability of a Participant, Freestanding Stock Appreciation Rights will not be exercisable before the expiration of one year from the date the right is granted.

(g) The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(h) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the related Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right (or the related Option, but not both) shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes and any fractional Share shall be settled in cash.

(i) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3 or a Substitute Award)), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

7.	RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award,” respectively). To the extent provided in the Award Agreement evidencing a Performance Award or the terms of other cash-based incentive compensation awards, Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The provisions of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the

Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting or other rights of a shareholder with respect to such Award (unless and until the Restricted Stock Unit Award is settled in Shares) but the Award Agreement evidencing the Restricted Stock Unit Award may provide for the payment (on a current or deferred basis) of Dividend Equivalents under Section 12.5. Except as otherwise provided in an Award Agreement, any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award and any Dividend Equivalents representing a distribution of property (but not cash) for the number of Shares covered by a Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award that vests based on achievement of performance goals and any Dividend Equivalents representing cash dividends or any property other than cash for the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Minimum Vesting Period. Except for certain limited situations (including the death, disability or retirement of the Participant or a Change in Control referred to in Section 11), Restricted Stock Awards and Restricted Stock Unit Awards subject solely to continued employment restrictions shall have a Restriction Period of not less than three years from the date of grant (but permitting pro-rata vesting over such time); provided, that the provisions of this Section 7.4 shall not be applicable to any Substitute Awards or grants of Restricted Stock in payment of Performance Awards pursuant to Section 9. Subject to the foregoing three-year minimum vesting requirement, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the Treasury Regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based compensation exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards or Restricted Stock Unit Awards granted to Directors.

8.	OTHER STOCK-BASED AWARDS

8.1. Stock and Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or securities convertible into Shares (“Other Stock-Based Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock-Based Awards shall be paid in Shares, cash or a combination, as determined by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees and Directors to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient. Except for certain limited situations (including the death, disability or retirement of the Participant or a Change in Control referred to in Section 11), Other Stock-Based Awards subject solely to continued employment restrictions shall be subject to restrictions imposed by the Committee for a period of not less than three years from date of grant (but permitting pro-rata vesting over such time); provided, that such restrictions shall not be applicable to any Substitute Awards, grants of Other Stock-Based Awards in payment of Performance Awards pursuant to Section 9, or grants of Other Stock-Based Awards on a deferred basis. The minimum Vesting Period requirements of this Section shall not apply to Other Stock-Based Awards granted to Directors or any consultant or advisor who provides services to the Company or an Affiliate. In addition, the Committee may award unrestricted Shares to Participants in lieu of certain cash payments awarded under other compensation plans or programs of the Company.

8.2. Terms and Conditions. Shares (including securities convertible into Shares) subject to Awards granted under this Section 8 may be issued for no consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

8.3. Deferral of Director Fees. Directors shall, if determined by the Board, receive Other Stock-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition Directors may elect to receive Other Stock-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for the payment the deferred stock units.

9.	PERFORMANCE AWARDS

9.1. Terms of Performance Awards. Performance Awards in the form of Performance Shares or Performance Units may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Payment. Except as provided in Section 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, subject to the requirements of Section 409A of the Code.

10.	CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Stock-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such Award.

10.2. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, then the lapsing of restrictions on such an Award and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenues; revenue growth; asset growth; combined net worth; debt to equity ratio; debt to capitalization ratio; debt reduction; earnings before interest, and taxes, or earnings before interest, taxes, depreciation and amortization; operating income (before or after taxes); operating margin, gross margin; operating cash flow; pre- or after-tax net income or loss (before of after allocation of corporate overhead and/or bonus); cash flow or free cash flow; cash flow or free cash flow per share (before or after dividends); year-end cash; cash margin; net income or loss (before of after taxes); earnings per share; return on equity; return on investment; return on total capital; return on capital employed; return on assets or net assets; return on revenue; cash flow return on investment; economic value added (or an equivalent metric); share price performance; total shareholder return; comparisons with various stock market indices; attainment of strategic and operational initiatives; improvement in or attainment of expense levels; improvement in or attainment of working capital levels of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects changes in tax or accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

10.3. Adjustments. Notwithstanding any provision of the Plan (other than Section 11), with respect to any Restricted Stock, Performance Award or Other Stock-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant.

10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

11.	CHANGE IN CONTROL PROVISIONS

11.1. Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(a) acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (c) of this Section 11.1 or (5) any acquisition of beneficial ownership by Eric Billings, or any entity that is controlled by Eric Billings; or

(b) During any 24 month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Board”) cease to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the

Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or the Founders or Founder Affiliates) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

If a Change in Control constitutes a payment event with respect to any Award that provides for the deferral of compensation and that is subject to Section 409A of the Code, no payment will be made under that Award on account of a Change in Control unless the event described in subsection (a), (b) or (c) above, as applicable, constitutes a “change in control event” under Treasury Regulation Section 1.409A-3(i)(5).

11.2. Assumption Upon Change in Control. In the event of a Change in Control the successor company may assume or grant a substitute for an Option, Stock Appreciation Right, share of Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, share of Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of an involuntary termination without cause or a voluntary termination for good reason of a Participant’s employment in such successor company within a 24-month period following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 11.3 below.

11.3. Impact of Change in Control. Notwithstanding the foregoing, if the successor company in a Change in Control does not assume or make a substitute grant for an Award in accordance with Section 11.2 (a) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (b) restrictions and deferral limitations on Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock become free of all restrictions and limitations and become fully vested and the Restricted Stock Units shall be earned and payable (either in full or pro rata based on the portion of the Restriction Period completed as of the date of the Change in Control), (c) all Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (e) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. Notwithstanding the preceding sentence, if an Option or Stock Appreciation Right is not assumed or replaced with a substitute grant in accordance with Section 11.2, the Committee, in its discretion, may determine that each such Option and Stock Appreciation Right shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.4. Limitations on Benefits.

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Sections 280G and 4999 of the Code. As provided in this Section 11.4, the Parachute Payments will be reduced pursuant to this Section 11.4 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than the Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Section 4999 of the Code (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Sections 280G and 4999 of the Code at the time that the Accounting Firm makes it determinations under this Section 11.4, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 11.4 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 11.4 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company with interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Section 4999 of the Code or generate a refund of tax imposed under Section 4999 of the Code. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

For purposes of this Section 11.4, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Change in Control. For purposes of this Section 11.4, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Sections 1, 3101(b) and 4999 of the Code and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 11.4, the term “Parachute Payment” means a payment that is described in Section 280G(b)(2) of the Code, determined in accordance with Section 280G of the Code and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 11.4, the limitations and provisions of this Section 11.4 shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Section 4999 of the Code. In addition, nothing in this Section 11.4 shall limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Parachute Payments in excess of the Capped Payments.

12.	GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Modification of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable; provided, however, that no such action may adversely impair the rights of Participants with respect to outstanding Awards. In addition, an amendment, alteration or modification of the Plan shall be subject to the approval of the Company’s stockholders to the extent required by law, the rules and regulations of any exchange or quotation system on which the Shares are listed or quoted or if such action would materially increase the benefits accruing to Participants under the Plan, materially increase the number of Shares that may be issued under the Plan (other than an adjustment pursuant to Section 12.2) or materially modify the requirements for eligibility to participate in the Plan.

12.2. Adjustments. The number, class and kind of securities that may be issued under the Plan, the terms of outstanding Awards and the Limitations shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a stock dividend, stock split-up, extraordinary cash dividend, subdivisions or consolidations of shares that affect the number or kind of shares (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the Shares subject to outstanding Awards or (b) engages in a transaction to which Section 424 of the code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Section 12.2 by the Board shall be nondiscretionary, final and conclusive.

12.3. Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section 12.3.

12.4. Termination of Employment. Unless the Committee shall determine otherwise at or after the date of grant, the following termination provisions shall apply:

(a) Death or Disability. Upon a Participant’s termination due to death or disability, as those terms may be defined in the Award Agreement, (i) Options and Stock Appreciation Rights outstanding as of the date of termination shall immediately vest and become fully exercisable, and remain exercisable for one year, even if one year exceeds the original option term, and even if death occurs during a post-termination exercise period; (ii) Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of termination and performance to such date), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed; (iii) restrictions and deferral limitations on Restricted Stock, Other Stock-Based Awards, and any other Awards shall lapse and the Restricted Stock shall become free of all restrictions, limitations, or conditions and become fully vested and transferable to the full extent of the original grant; and (iv) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award.

(b) Retirement. Upon a Participant’s retirement, as that term may be defined in the Award Agreement, and conditioned upon the Participant entering into non-compete, non-solicitation, non-disclosure, and non-disparagement agreements, (i) Options and Stock Appreciation Rights outstanding as of the date of termination shall continue to vest and, once vested, shall remain exercisable for the lesser of three (3) years from vesting date or their original terms; (ii) Performance Awards shall continue to vest and shall be payable upon completion of the applicable Performance Period to the extent the associated performance goals are achieved; (iii) Restricted Stock, Other Stock-Based Awards, or any other Awards shall continue to vest, as applicable; and (iv) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award.

(c) Involuntary Termination Without Cause due to a Reduction in Force. Upon a Participant’s involuntary termination without cause due to a reduction in force, as that term may be defined in the Award Agreement, and conditioned upon the Participant entering into non-solicitation, non-disclosure, and non-disparagement agreements, (i) vested Options and Stock Appreciation Rights outstanding as of the date of termination shall remain exercisable for 90 days, and unvested Options and Stock Appreciation Rights shall be forfeited; (ii) Performance Awards shall be payable at the end of the applicable Performance Period, to the extent the associated performance goals are achieved, pro-rata based on the number of months of the Performance

Period that have been completed as of the date of termination divided by the total number of months in the Performance Period; (iii) Restricted Stock, Other Stock-Based Awards or any other Awards subject to a cliff vesting or annual pro rata vesting provision shall vest pro-rata based on the number of months of the vesting period completed as of the date of termination divided by the total number of months in the vesting period, and unvested Restricted Stock, unvested Other Stock-Based Awards or any other unvested Awards shall be forfeited; and (iv) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award.

(d) Termination for Cause. Upon a Participant’s termination for cause, as that term may be defined in the Award Agreement, (i) all Options and Stock Appreciation Rights outstanding as of the date of termination, whether vested or not vested, shall be immediately canceled, and (ii) any unvested awards of Restricted Stock, Performance Awards, Other Stock-Based Awards or other Awards shall be immediately forfeited.

(e) Other Termination. Upon a Participant’s termination for any other reason, including voluntary resignation and involuntary termination without cause not due to a reduction in force, as those terms may be defined in the Award Agreement, (i) vested Options and Stock Appreciation Rights outstanding on the date of termination shall remain exercisable for 90 days, and unvested Options and Stock Appreciation Rights shall be forfeited, and (ii) unvested Restricted Stock, Performance Awards, Other Stock-Based Awards or other Awards shall be immediately forfeited.

12.5. Deferral; Dividend Equivalents and Interest Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Any cash-based Award, including deferred Awards or accumulated cash Dividend Equivalents, may be credited with interest (“Interest Equivalents”) on the same basis as provided above.

13.	MISCELLANEOUS

13.1. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.2. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3. Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4. Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Affiliate or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Affiliate or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.5. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.7. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9. Construction. All references in the Plan to “Section or Sections” are intended to refer to the Section or Sections, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the Commonwealth of Virginia and construed accordingly.

13.12. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.13. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.15. Compliance with Section 409A of the Code. All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Award Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. If any provision of this Plan or any Award Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an Award or an Award Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

ANNUAL MEETING OF SHAREHOLDERS OF

ARLINGTON ASSET INVESTMENT CORP.

June 2, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.arlingtonasset.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20633300000000000000 7 060210

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of directors nominated by the Company’s Board of Directors to serve for a term of one year each.

NOMINEES:

FOR ALL NOMINEES O Eric F. Billings

O Daniel J. Altobello

WITHHOLD AUTHORITY O Peter A. Gallagher

FOR ALL NOMINEES O Ralph S. Michael, III

O Wallace L. Timmeny

FOR ALL EXCEPT O J. Rock Tonkel, Jr.

(See instructions below)

FOR AGAINST ABSTAIN

2. Approval of the Company’s Shareholder Rights Plan.

3. Approval the Company’s 2010 Long-Term Incentive Plan.

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010.

5. In their discretion, the proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ARLINGTON ASSET INVESTMENT CORP.

Proxy for Annual Meeting of Shareholders on June 2, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints J. Rock Tonkel, Jr. and Kurt R. Harrington, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Class A Common Stock and all of the shares of Class B Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Arlington Asset Investment Corp. to be held on Wednesday, June 2, 2010, at 9:00 a.m. Eastern Daylight Time at Marriott Key Bridge, 1401 Lee Highway, Arlington, Virginia 22209, and at any adjournments or postponements thereof. The undersigned directs this proxy to vote as indicated on this proxy card.

DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS DESCRIBED IN THE ARLINGTON ASSET INVESTMENT CORP. PROXY STATEMENT.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

ARLINGTON ASSET INVESTMENT CORP.

June 2, 2010

PROXY VOTING INSTRUCTIONS

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON—You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.arlingtonasset.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20633300000000000000 7 060210

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of directors nominated by the Company’s Board of Directors to serve for a term of one year each.

NOMINEES:

FOR ALL NOMINEES O Eric F. Billings

O Daniel J. Altobello

WITHHOLD AUTHORITY O Peter A. Gallagher

FOR ALL NOMINEES O Ralph S. Michael, III

O Wallace L. Timmeny

FOR ALL EXCEPT O J. Rock Tonkel, Jr.

(See instructions below)

FOR AGAINST ABSTAIN

2. Approval of the Company’s Shareholder Rights Plan.

3. Approval the Company’s 2010 Long-Term Incentive Plan.

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010.

5. In their discretion, the proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.